                                                                     EXHIBIT 4.2




================================================================================


                       FORD CREDIT AUTO LEASE TRUST 2000-1

                    Class A-1 [ ]% Asset Backed Senior Notes
                    Class A-2 [ ]% Asset Backed Senior Notes
                    Class A-3 [ ]% Asset Backed Senior Notes
                    Class A-4 [ ]% Asset Backed Senior Notes
                    Class A-5 [ ]% Asset Backed Senior Notes

                            ------------------------



                                    INDENTURE

                   Dated as of [                     ], 2000



                            ------------------------


                            THE CHASE MANHATTAN BANK
                                Indenture Trustee



================================================================================

                             CROSS REFERENCE TABLE(1)

      TIA                                                                               Indenture
    Section                                                                              Section
   ---------                                                                            ---------

310   (a)(1)                                                                              6.11
      (a)(2)                                                                              6.11
      (a)(3)                                                                              6.10
      (a)(4)                                                                              N.A.2
      (a)(5)                                                                              6.11
      (b)                                                                                 6.8; 6.11
      (c)                                                                                 N.A.
311   (a)                                                                                 6.12
      (b)                                                                                 6.12
      (c)                                                                                 N.A.
312   (a)                                                                                 7.1
      (b)                                                                                 7.2
      (c)                                                                                 7.2
313   (a)                                                                                 7.4
      (b)(1)                                                                              7.4
      (b)(2)                                                                              7.4
      (c)                                                                                 11.5
      (d)                                                                                 7.4
314   (a)                                                                                 7.3
      (b)                                                                                 11.14
      (c)(1)                                                                              11.1
      (c)(2)                                                                              11.1
      (c)(3)                                                                              11.1
      (d)                                                                                 11.1
      (e)                                                                                 11.1
      (f)                                                                                 11.1
315   (a)                                                                                 6.1
      (b)                                                                                 6.5; 11.5
      (c)                                                                                 6.1
      (d)                                                                                 6.1
      (e)                                                                                 5.13
316   (a)(last sentence)                                                                  2.7
      (a)(1)(A)                                                                           5.11
      (a)(1)(B)                                                                           5.12
      (a)(2)                                                                              N.A.
      (b)                                                                                 5.7
      (c)                                                                                 N.A.
317   (a)(1)                                                                              5.3
      (a)(2)                                                                              5.3
      (b)                                                                                 3.3
318(a)                                                                                    11.6

-----------------

(1) Note:  This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.
(2) N.A. means Not Applicable.

                                TABLE OF CONTENTS


                                                             ARTICLE I
                                             DEFINITIONS AND INCORPORATION BY REFERENCE
Section 1.1      Definitions ........................................................................................   2

                                                             ARTICLE II
                                                          THE SENIOR NOTES

Section 2.1      Form ...............................................................................................  10
Section 2.2      Execution, Authentication and Delivery .............................................................  11
Section 2.3      Temporary Senior Notes .............................................................................  12
Section 2.4      Registration; Registration of Transfer and Exchange ................................................  13
Section 2.5      Mutilated, Destroyed, Lost or Stolen Senior Notes ..................................................  15
Section 2.6      Persons Deemed Owners ..............................................................................  16
Section 2.7      Payment of Principal and Interest; Defaulted Interest ..............................................  16
Section 2.8      Cancellation .......................................................................................  17
Section 2.9      Release of Collateral ..............................................................................  18
Section 2.10     Book-Entry Senior Notes ............................................................................  19
Section 2.11     Notices to Clearing Agency .........................................................................  20
Section 2.12     Definitive Senior Notes ............................................................................  20
Section 2.13     Authenticating Agents ..............................................................................  21

                                                            ARTICLE III
                                                             COVENANTS

Section 3.1      Payment of Principal and Interest ..................................................................  22
Section 3.2      Maintenance of Office or Agency ....................................................................  22
Section 3.3      Money for Payments To Be Held in Trust .............................................................  22
Section 3.4      Existence ..........................................................................................  24
Section 3.5      Protection of Indenture Trust Estate ...............................................................  24
Section 3.6      Opinions as to Indenture Trust Estate ..............................................................  25
Section 3.7      Performance of Obligations; Administration of Specified Assets .....................................  26
Section 3.8      Negative Covenants .................................................................................  27
Section 3.9      Annual Statement as to Compliance ..................................................................  28
Section 3.10     No Other Activities ................................................................................  28
Section 3.11     No Borrowing .......................................................................................  29
Section 3.12     Administrative Agent's Obligations .................................................................  29
Section 3.13     Guarantees, Loans, Advances and Other Liabilities ..................................................  29
Section 3.14     Capital Expenditures ...............................................................................  29
Section 3.15     Notice of Events of Default ........................................................................  29
Section 3.16     Further Instruments and Acts .......................................................................  29

                                                             ARTICLE IV
                                                     SATISFACTION AND DISCHARGE

Section 4.1      Satisfaction and Discharge of Indenture ............................................................  30

Section 4.2      Application of Trust Money .........................................................................  31
Section 4.3      Repayment of Moneys Held by Paying Agent ...........................................................  31

                                                            ARTICLE V

                                                     DEFAULTS AND REMEDIES

Section 5.1      Early Amortization Events ..........................................................................  32
Section 5.2      Events of Default ..................................................................................  34
Section 5.3      Notice of Events of Default; Potential Event of Default; Early Amortization
                   Events; Potential Early Amortization Events ......................................................  36
Section 5.4      Acceleration of Maturity; Rescission and Annulment .................................................  36
Section 5.5      Collection of Indebtedness and Suits for Enforcement by Indenture Trustee ..........................  37
Section 5.6      Remedies; Priorities ...............................................................................  40
Section 5.7      Optional Preservation of the Series 2000-1 Assets ..................................................  43
Section 5.8      Limitation of Suits ................................................................................  43
Section 5.9      Unconditional Rights of Senior Noteholders To Receive Principal and Interest .......................  44
Section 5.10     Restoration of Rights and Remedies .................................................................  44
Section 5.11     Rights and Remedies Cumulative .....................................................................  45
Section 5.12     Delay or Omission Not a Waiver .....................................................................  45
Section 5.13     Control by Senior Noteholders ......................................................................  45
Section 5.14     Waiver .............................................................................................  46
Section 5.15     Undertaking for Costs ..............................................................................  46
Section 5.16     Waiver of Stay or Extension Laws ...................................................................  47
Section 5.17     Action on Senior Notes .............................................................................  47
Section 5.18     Performance and Enforcement of Certain Obligations .................................................  47

                                                             ARTICLE VI
                                                       THE INDENTURE TRUSTEE

Section 6.1      Duties of Indenture Trustee ........................................................................  48
Section 6.2      Rights of Indenture Trustee ........................................................................  50
Section 6.3      Individual Rights of Indenture Trustee .............................................................  51
Section 6.4      Indenture Trustee's Disclaimer .....................................................................  51
Section 6.5      Reports by Indenture Trustee to Senior Noteholders .................................................  51
Section 6.6      Compensation and Indemnity .........................................................................  51
Section 6.7      Replacement of Indenture Trustee ...................................................................  52
Section 6.8      Successor Indenture Trustee by Merger ..............................................................  54
Section 6.9      Appointment of Co-Indenture Trustee or Separate Indenture Trustee ..................................  54
Section 6.10     Eligibility; Disqualification ......................................................................  56
Section 6.11     Preferential Collection of Claims Against Lease Trust ..............................................  56
Section 6.12     Indenture Trustee as Holder of Series 2000-1 Certificates ..........................................  56

                                                            ARTICLE VII
                                               SENIOR NOTEHOLDERS' LISTS AND REPORTS

Section 7.1      Lease Trustee To Furnish Indenture Trustee Names and Addresses of Senior
                    Noteholders .....................................................................................  57

Section 7.2      Preservation of Information; Communications to Senior Noteholders ..................................  57
Section 7.3      Reports by Lease Trust .............................................................................  57
Section 7.4      Reports by Indenture Trustee .......................................................................  58

                                                            ARTICLE VIII
                                                ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.1      Collection of Money ................................................................................  58
Section 8.2      Accounts ...........................................................................................  59
Section 8.3      Cash Collateral Account Certificate; Disbursement and Payment Instructions .........................  62
Section 8.4      Disbursement of Funds ..............................................................................  64
Section 8.5      General Provisions Regarding Accounts ..............................................................  72
Section 8.6      Release of Indenture Trust Estate ..................................................................  72

                                                             ARTICLE IX
                                                      SUPPLEMENTAL INDENTURES

Section 9.1      Supplemental Indentures Without Consent of Senior Noteholders ......................................  72
Section 9.2      Supplemental Indentures with Consent of Senior Noteholders .........................................  74
Section 9.3      Execution of Supplemental Indentures ...............................................................  76
Section 9.4      Effect of Supplemental Indenture ...................................................................  76
Section 9.5      Conformity With Trust Indenture Act ................................................................  77
Section 9.6      Reference in Senior Notes to Supplemental Indentures ...............................................  77

                                                             ARTICLE X
                                                     REDEMPTION OF SENIOR NOTES


Section 10.1     Redemption .........................................................................................  77
Section 10.2     Form of Redemption Notice ..........................................................................  78
Section 10.3     Senior Notes Payable on Redemption Date ............................................................  78

                                                             ARTICLE XI
                                                           MISCELLANEOUS

Section 11.1     Compliance Certificates and Opinions, etc. Note: ...................................................  79
Section 11.2     Form of Documents Delivered to Indenture Trustee ...................................................  80
Section 11.3     Acts of Senior Noteholders .........................................................................  81
Section 11.4     Notices, etc., to Indenture Trustee, Lease Trustee and Rating Agencies .............................  82
Section 11.5     Notices to Senior Noteholders; Waiver ..............................................................  83
Section 11.6     Conflict with Trust Indenture Act ..................................................................  83
Section 11.7     Effect of Headings and Table of Contents ...........................................................  84
Section 11.8     Successors and Assigns .............................................................................  84
Section 11.9     Separability .......................................................................................  84
Section 11.10    Benefits of Indenture ..............................................................................  84
Section 11.11    Legal Holidays .....................................................................................  84
Section 11.12    Governing Law ......................................................................................  84
Section 11.13    Counterparts .......................................................................................  85
Section 11.14    Recording of Indenture .............................................................................  85
Section 11.15    Trust Obligation ...................................................................................  85
Section 11.16    No Petition ........................................................................................  86
Section 11.17    Inspection .........................................................................................  86
Section 11.18    Submission of Jurisdiction .........................................................................  86

Exhibit A-1      Form of Class A-1 Senior Note ......................................................................  A-1
Exhibit A-2      Form of Class A-2 Senior Note ......................................................................  A-2
Exhibit A-3      Form of Class A-3 Senior Note ......................................................................  A-3
Exhibit A-4      Form of Class A-4 Senior Note ......................................................................  A-4
Exhibit A-5      Form of Class A-5 Senior Note ......................................................................  A-5

               INDENTURE dated as of [ ], 2000, between THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation, not in its individual capacity but solely as trustee (together with its successors under the Lease Trust Agreement, the "Lease Trustee") of FORD CREDIT AUTO LEASE TRUST 2000-1 (the "Lease Trust"), and THE CHASE MANHATTAN BANK, a New York corporation, not in its individual capacity but solely as trustee hereunder (together with its successors hereunder, the "Indenture Trustee").


                              PRELIMINARY STATEMENT


               The Lease Trustee is duly authorized to execute and deliver this Indenture on behalf of the Lease Trust to provide for the Senior Notes issuable as provided in this Indenture. All covenants and agreements made by the Lease Trust herein are for the benefit and security of the Senior Noteholders and the Indenture Trustee. The Lease Trustee is entering into this Indenture on behalf of the Lease Trust, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

               All things necessary to make this Indenture a valid agreement of the Lease Trust in accordance with the agreement's terms have been done.


                                 GRANTING CLAUSE


               The Lease Trust hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Senior Noteholders, all of the Lease Trust's right, title and interest in and to (i) the Lease Trust Estate and (ii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

               The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Senior Notes, equally and ratably without prejudice, priority or distinction except as set forth herein, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

               The Indenture Trustee, as Indenture Trustee on behalf of the Senior Noteholders, acknowledges such Grant and accepts the trusts under this Indenture in accordance with the provisions of this Indenture.


                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE


               Section 1.1 Definitions. (a) Whenever used in this Indenture capitalized terms have the meanings assigned to them herein or, if not defined herein, as defined in Appendix A attached hereto. To the extent that the definitions set forth herein conflict with the definitions set forth in Appendix A, or incorporated by reference therein, the definitions set forth herein shall be controlling. All references to Articles, Sections, subsections or exhibits are to Articles, Sections, subsections or exhibits in this Indenture unless otherwise specified.


               "Act" has the meaning set forth in Section 11.3(a).

               "Administrative Agent Default" has the meaning set forth in
Section 3.7(d).

               "Authenticating Agent" has the meaning set forth in Section 2.13.


               "Authorized Officer" means, with respect to the Lease Trust, any officer within the Lease Trustee Corporate Trust Department, including without limitation, any secretary, assistant secretary, vice president, assistant vice president, senior corporate trust officer, corporate trust officer, assistant treasurer, senior trust administration officer, trust administration officer, senior trust operations officer or trust operations officer and, so long as the Administrative Agency Agreement is in effect, any person who is authorized to act for the Administrative Agent in matters relating to the Lease Trust and to be acted upon by the Administrative Agent pursuant to the Administrative Agency Agreement and who is identified on the list of authorized persons delivered by the Administrative Agent to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter); provided, however, that for purposes of Section 3.9, such officer of the Administrative Agent must be any of the principal executive officer, the principal financial officer or the principal accounting officer.

               "Book-Entry Senior Notes" means a beneficial interest in the Senior Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10.

               "Cash Collateral Account Certificate" has the meaning set forth in Section 8.3(a).

               "Class A-1 Senior Notes" means the [ ]% Class A-1 Asset Backed Senior Notes, substantially in the form of Exhibit A-1.

               "Class A-2 Senior Notes" means the [ ]% Class A-2 Asset Backed Senior Notes, substantially in the form of Exhibit A-2.

               "Class A-3 Senior Notes" means the [ ]% Class A-3 Asset Backed Senior Notes, substantially in the form of Exhibit A-3.

               "Class A-4 Senior Notes" means the [ ]% Class A-4 Asset Backed Senior Notes, substantially in the form of Exhibit A-4.

               "Class A-5 Senior Notes" means the [ ]% Class A-5 Asset Backed Senior Notes, substantially in the form of Exhibit A-5.

               "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

               "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

               "Collateral" has the meaning set forth in the Granting Clause of this Indenture.

               "Commission" means the Securities and Exchange Commission.

               "Corporate Trust Office" means the principal office of the Indenture

Trustee at which at any particular time its corporate trust business shall be administered which office at the date of the execution of this Indenture is located at 450 West 33rd Street, New York, New York 10001; or at such other address as the Indenture Trustee may designate from time to time by notice to the Senior Noteholders and the Lease Trustee, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Senior Noteholders and the Lease Trustee).

               "Definitive Senior Notes" has the meaning set forth in Section 2.10.

               "Depository Agreement" means the agreement among the Lease Trust, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, substantially in the form of Exhibit B.

               "Disbursement and Payment Instructions" has the meaning set forth in Section 8.3(b).

               "Early Amortization Event" has the meaning set forth in Section 5.1.

               "Event of Default" has the meaning set forth in Section 5.2.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

               "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

               "Indenture Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Senior Noteholders (including, without limitation, the Collateral Granted to the Indenture Trustee), including all proceeds.

               "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Lease Trust, any other obligor upon the Senior Notes, RCL Trust 2000-1, the Administrative Agent and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Lease Trust, any such other obligor, RCL Trust 2000-1, the Administrative Agent or any Affiliate of any of the foregoing Persons and (c) is not connected with the Lease Trust, any such other obligor, RCL Trust 2000-1, the Administrative Agent or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

               "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

               "Issuer Order" and "Issuer Request" means a written order or request of the Lease Trust signed in the name of the Lease Trust by any one of its Authorized Officers and delivered to the Indenture Trustee.

               "Lease Trustee Corporate Trust Department" shall mean, with respect to the Lease Trustee, the principal corporate trust office of the Lease Trustee located at 101 Barclay Street - 12E, New York, New York 10286,
Attention: Corporate Trust Administration, or at such other address as the Lease Trustee may designate by notice to the Lease Trust Certificateholders, the Subordinated Noteholders and the Depositor, or the principal corporate trust office of any successor Lease Trustee (the address of which the successor Lease Trustee will notify the Lease Trust Certificateholders, the Subordinated Noteholders and the Depositor).

                  "Note Pool Factor" shall mean, with respect to any Class of Senior Notes on any Payment Date, the seven-digit decimal equivalent of a fraction the numerator of which is the Outstanding Amount of such Class on the Payment Date (after giving effect to any payment of principal on such Payment
Date) and the
denominator of which is the Outstanding Amount of such Class on the Closing
Date.

               "Notice of Default" has the meaning set forth in Section 5.2(iv).

               "Officers' Certificate" means a certificate signed by any Authorized Officer of the Lease Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officers' Certificate shall be to an Officer's Certificate of any Authorized Officer of the Lease Trustee.

               "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Lease Trustee or the Administrative Agent and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee, shall comply with any applicable requirements of Section 11.1, and shall be in form and substance satisfactory to the Indenture Trustee.

               "Outstanding" means, as of the date of determination, all Senior Notes theretofore authenticated and delivered under this Indenture except:

                    (i) Senior Notes theretofore cancelled by the Senior Note Registrar or delivered to the Senior Note Registrar for cancellation;

                    (ii) Senior Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the related Senior Noteholders (provided, however, that if such Senior Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee); and

                    (iii) Senior Notes in exchange for or in lieu of other Senior Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Senior Notes are held by a bona fide purchaser;

provided that in determining whether Senior Noteholders holding the requisite Outstanding Amount of the Senior Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Senior Notes owned by the Lease Trust, RCL Trust 2000-1, the

Administrative Agent or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Senior Notes that a Responsible Officer knows to be so owned shall be so disregarded. Senior Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Senior Notes and that the pledgee is not the Lease Trust, RCL Trust 2000-1, the Administrative Agent or any Affiliate of any of the foregoing Persons.

               "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee set forth in
Section 6.10 and is authorized by the Lease Trustee to make the payments to and distributions from the Series 2000-1 Payment Account and the other accounts forming part of the Indenture Trust Estate, including payment of principal of or interest on the Senior Notes on behalf of the Lease Trust.

               "Potential Early Amortization Event" means any occurrence that is, or with notice or the lapse of time or both would become, an Early Amortization Event.

               "Potential Event of Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

               "Predecessor Senior Note" means, with respect to any particular Senior Note, every previous Senior Note evidencing all or a portion of the same debt as that evidenced by such particular Senior Note; and, for the purpose of this definition, any Senior Note authenticated and delivered under Section 2.5 in lieu of a mutilated, destroyed, lost, or stolen Senior Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost, or stolen Senior Note.

               "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

               "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof and that the Rating Agencies shall have notified the Administrative Agent and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current ratings of the Senior Notes.

               "Record Date" means, with respect to a Payment Date or Redemption Date, the close of business on the fourteenth day of the calendar month in which such Payment Date or Redemption Date occurs (or, if definitive Senior Notes are issued, the last day of the preceding calendar month).

               "Redemption Date" means the Payment Date specified by the Administrative Agent or the Lease Trustee pursuant to Section 10.1.

               "Redemption Price" means an amount equal to the unpaid principal amount of the Senior Notes redeemed plus accrued and unpaid interest thereon plus interest on any defaulted interest at the applicable Senior Note Interest Rate to but excluding the Redemption Date.

               "Registered Holder" means the Person in whose name a Senior Note is registered on the Senior Note Register on the applicable Record Date.

               "Responsible Officer" means any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

               "Senior Note Owner" means, with respect to a Book-Entry Senior Note, the Person who is the beneficial owner of such Book-Entry Senior Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

               "Senior Note Register" and "Senior Note Registrar" have the respective meanings set forth in Section 2.4.

               "Senior Notes" means the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes.

               "Stamp" has the meaning set forth in Section 2.4.

               "State" means any one of the 50 states of the United States of America or the District of Columbia.

               "Stated Maturity" means when used with respect to any security, including a Senior Note, the date specified in such security as the fixed date which the final payment of principal on such security is due and payable or, if such date is not a Business Day, the next following Business Day.

               "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as amended and as in force on the date hereof, unless otherwise specifically provided.

               (b) All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

               (c) As used in this Indenture and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in this Indenture or in any such certificate or other document, and accounting terms partly defined in this Indenture or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Indenture or in any such certificate or other document shall control.

               (d) Interest on the Senior Notes shall be computed on the basis of a 360-day year of twelve 30-day months for all purposes of this Indenture.

               Section 1.2 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

               "indenture securities" means the Senior Notes.

               "indenture security holder" means a Senior Noteholder.

               "indenture to be qualified" means this Indenture.

               "indenture trustee" or "institutional trustee" means the Indenture Trustee.

               "obligor" on the indenture securities means the Lease Trust and any other obligor on the indenture securities.

               All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                                   ARTICLE II

                                THE SENIOR NOTES

               Section 2.1 Form. The form of the Class A-1 Senior Notes, Class A-2 Senior Notes, Class A-3 Senior Notes, Class A-4 Senior Notes and Class A-5 Senior Notes together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 and Exhibit A-5, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Senior Notes, as evidenced by their execution of the Senior Notes. Any portion of the text of any Senior Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Senior Note.

               The definitive Senior Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers executing such Senior Notes, as evidenced by their execution of such Senior Notes.

               Each Senior Note shall be dated the date of its authentication. The terms of the Class A-1 Senior Notes, Class A-2 Senior Notes, Class A-3 Senior Notes, Class A-4 Senior Notes and Class A-5 Senior Notes set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 and Exhibit A-5 are part of the terms of this Indenture.

Asset Backed               Original                  Senior Note
Senior Notes               Principal                 Interest           Stated
Designation                Amount                    Rate               Maturity
-----------                ------                    -----------        --------

Class A-1                  $                             %                    15, 200
                                                                       -------       --

Class A-2                  $                             %                    15, 200
                                                                       -------       --

Class A-3                  $                             %                    15, 200
                                                                       -------       --

Class A-4                  $                             %                    15, 200
                                                                       -------       --

Class A-5                  $                             %                    15, 200
                                                                       -------       --

               Section 2.2 Execution, Authentication and Delivery. The Senior Notes shall be executed by the Lease Trustee by any of its Authorized Officers on behalf of the Lease Trust. The signature of any such Authorized Officer on the Senior Notes may be manual or facsimile.

               Senior Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Lease Trust shall bind the Lease Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Senior Notes or did not hold such offices at the date of such Senior Notes.

               The Indenture Trustee shall upon Issuer Order authenticate and deliver the Class A-1 Senior Notes for original issue in an aggregate principal amount of $[ ], the Class A-2 Senior Notes for original issue in an aggregate principal amount of $[ ], the Class A-3 Senior Notes for original issue in an aggregate principal amount of $[ ], the Class A-4 Senior Notes for original issue in an aggregate principal amount of $[ ] and the Class A-5 Senior Notes for original issue in an aggregate amount of $[ ]. The aggregate principal amount of Class A-1 Senior Notes, Class A-2 Senior Notes, Class A-3 Senior Notes, Class A-4 Senior Notes and Class A-5 Senior Notes outstanding at any time may not exceed the respective amounts except as provided in Section 2.5.

               The Senior Notes shall be issuable as registered Senior Notes in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof.

               No Senior Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Senior Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Senior Note shall be conclusive evidence, and the only evidence, that such Senior Note has been duly authenticated and delivered hereunder.

               The Senior Notes shall include a recitation limiting the obligation represented by the Senior Notes to the Series 2000-1 Assets and the related Specified Interests. The Senior Notes shall also include an acknowledgment and agreement by the holder thereof to the effect that, if an Insolvency Event occurs with respect to any Titling Company, any claim that the holder of such Senior Notes may seek to enforce against the Specified Assets allocated to any other Specified Interest of such Titling Company shall be subordinate to the payment in full, including post-petition interest, of the claims of the holders of any Securities related to the Specified Assets allocated to such other Specified Interests.

               Section 2.3 Temporary Senior Notes. Pending the preparation of definitive Senior Notes, the Lease Trustee may execute, on behalf of the Lease Trust, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Senior Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the definitive Senior Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing the temporary Senior Notes may determine, as evidenced by their execution of such temporary Senior Notes.

               If temporary Senior Notes are issued, the Lease Trust will cause definitive Senior Notes to be prepared without unreasonable delay. After the preparation of definitive Senior Notes, the temporary Senior Notes shall be exchangeable for definitive Senior Notes upon surrender of the temporary Senior Notes at the office or agency of the Lease Trustee to be maintained as provided in Section 3.2, without charge to the Senior Noteholder. Upon surrender for cancellation of any one or more temporary Senior Notes, the Lease Trustee shall execute, on behalf of the Lease Trust, and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Senior Notes of authorized denominations. Until so exchanged, the temporary Senior Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Senior Notes.

               Section 2.4 Registration; Registration of Transfer and Exchange. The Lease Trustee shall cause to be kept a register (the "Senior Note Register") in which, subject to such reasonable regulations as it may prescribe, the Lease Trustee shall provide for the registration of Senior Notes and the registration of transfers of Senior Notes. The Indenture Trustee is hereby appointed "Senior Note Registrar" for the purpose of registering Senior Notes and transfers of Senior Notes as herein provided. Upon any resignation of any Senior Note Registrar, the Lease Trustee shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Senior Note Registrar.

               If a Person other than the Indenture Trustee is appointed by the Lease Trustee as Senior Note Registrar, the Lease Trustee will give the Indenture Trustee prompt written notice of the appointment of such Senior Note Registrar and of the location, and any further change in such location, of the Senior Note Register, and the Indenture Trustee shall have the right to inspect the Senior Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Senior Note Registrar by an Executive Officer thereof as to the names and addresses of the Senior Noteholders and the principal amounts and number of such Senior Notes.

               Upon surrender for registration of transfer of any Senior Note at the office or agency of the Lease Trustee to be maintained as provided in
Section 3.2, if the requirements of Section 8-401(a)(1) of the UCC are met, the Lease Trustee shall execute, on behalf of the Lease Trust, and the Indenture Trustee shall authenticate and the Senior Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Senior Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

               At the option of the Senior Noteholder, Senior Notes may be exchanged for other Senior Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Senior Notes to be exchanged at such office or agency. Whenever any Senior Notes are so surrendered for exchange, if the requirements of Section 8-401(a)(1) of the UCC are met, the Lease Trustee shall execute, on behalf of the Lease Trust, the Indenture Trustee shall authenticate and the Senior Noteholder shall obtain from the Indenture Trustee, the Senior Notes which the Senior Noteholder making the exchange is entitled to receive.

               All Senior Notes issued upon any registration of transfer or exchange of Senior Notes shall be the valid obligations of the Lease Trust, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Senior Notes surrendered upon such registration of transfer or exchange.

               Every Senior Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Senior Noteholder thereof or such Senior Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Senior Note Registrar which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Senior Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require.

               No service charge shall be made to a Senior Noteholder for any registration of transfer or exchange of Senior Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Senior Notes, other than exchanges pursuant to Sections 2.3 or 9.6 not involving any transfer.

               The preceding provisions of this Section 2.4 notwithstanding, the Lease Trust shall not be required to make and the Senior Note Registrar need not register transfers or exchanges of Senior Notes selected for redemption or of any Senior Note for a period of 15 days preceding the due date for any payment with respect to the Senior Note.

               Section 2.5 Mutilated, Destroyed, Lost or Stolen Senior Notes. If
(i) any mutilated Senior Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Senior Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Lease Trust, the Lease Trustee and the Indenture Trustee harmless, then, in the absence of notice to the Lease Trustee, the Senior Note Registrar or the Indenture Trustee that such Senior Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Lease Trustee shall execute, on behalf of the Lease Trust, and upon Issuer Request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Senior Note, a replacement Senior Note of the same Class; provided, however, that if any such destroyed, lost or stolen Senior Note, but not a mutilated Senior Note, shall have become or within seven days shall become due and payable, or shall have been called for redemption, instead of issuing a replacement Senior Note, the Lease Trust may pay such destroyed, lost or stolen Senior Note when so due or payable or upon the Redemption Date. If, after the delivery of such replacement Senior Note or payment of a destroyed, lost or stolen Senior Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Senior Note in lieu of which such replacement Senior Note was issued presents for payment such original Senior Note, the Lease Trust and the Indenture Trustee shall be entitled to recover such replacement Senior Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Senior Note from such Person to whom such replacement Senior Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Lease Trust or the Indenture Trustee in connection therewith.

               Upon the issuance of any replacement Senior Note under this
Section 2.5, the Lease Trustee may require the payment by the Senior Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                  Every replacement Senior Note issued pursuant to this Section
2.5 in replacement of any mutilated, destroyed, lost or stolen Senior Note shall constitute an original additional contractual obligation of the Lease Trust, whether or not the mutilated, destroyed, lost or stolen Senior Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Senior Notes duly issued hereunder.

                  The provisions of this Section 2.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Senior Notes.

                  Section 2.6 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Senior Note, the Lease Trustee, the Indenture Trustee and any agent of the Lease Trustee or the Indenture Trustee may treat the Person in whose name any Senior Note is registered (as of the day of determination) as the owner of such Senior Note for the purpose of receiving payments of principal of and interest, if any, on such Senior Note and for all other purposes whatsoever, whether or not such Senior Note be overdue, and neither the Lease Trustee, the Indenture Trustee nor any agent of the Lease Trustee or the Indenture Trustee shall be affected by notice to the contrary.

                  Section 2.7 Payment of Principal and Interest; Defaulted Interest. (a) The Class A-1 Senior Notes, Class A-2 Senior Notes, Class A-3 Senior Notes, Class A-4 Senior Notes and Class A-5 Senior Notes shall accrue interest during each Interest Accrual Period at the applicable Senior Note Interest Rate specified in Section 2.1. Interest on the Senior Notes shall be due and payable on each Payment Date immediately following the related Interest Accrual Period. Any installment of interest or principal, if any, payable on any Senior Note which is punctually paid or duly provided for by the Lease Trust on the applicable Payment Date shall be paid to the Person in whose name such Senior Note (or one or more Predecessor Senior Notes) is registered on the Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Senior Note Register on such Record Date, except that, unless Definitive Senior Notes have been issued pursuant to Section 2.12, with respect to Senior Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Senior Note on a Payment Date or on the Stated Maturity of such Senior Note (and except for the Redemption Price for any Senior Note called for redemption pursuant to Section 10.1) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

                  (b) During the Revolving Period, no principal will be paid on the Senior Notes of any Class. During the Revolving Period, on each Payment Date, the Lease Trust will reinvest an amount up to the Monthly Pool Balance Decline for the preceding Collection Period in Additional Series 2000-1 Leases and Additional Series 2000-1 Leased Vehicles.

                  During the Amortization Period, the Lease Trust will not purchase Additional Series 2000-1 Leases and Additional Series 2000-1 Leased Vehicles and the principal of the Senior Notes of each Class shall be payable in installments in accordance with the priorities set forth in Section 8.4(c) on each Payment Date until the Outstanding Amount of each Class of Senior Notes has been reduced to zero as provided in the forms of the Senior Notes set forth respectively in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 and Exhibit A-5. However, if an Event of Default has occurred and the entire unpaid principal amounts of the Senior Notes becomes due and payable by declaration of acceleration, principal payments will be made on a pro rata basis to holders of the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes based on their respective Outstanding Amounts without distinction among Classes. All principal payments made during the Amortization Period on the Senior Notes shall be made pro rata to the Senior Noteholders of the Class or Classes entitled thereto. The Indenture Trustee shall notify the Person in whose name a Senior Note is registered on the Record Date preceding the Payment Date on which the Lease Trustee expects that the final installment of principal of and interest on such Senior Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Senior Note and shall specify the place where such Senior Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Senior Notes shall be mailed to Senior Noteholders as provided in
Section 10.2.

                  (c) If the Lease Trust defaults in a payment of interest on the Senior Notes, the Lease Trust shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful at the applicable Senior Note Interest Rate specified in Section 2.1) in any lawful manner from the day following the day on which such interest was due until such defaulted interest is paid.

                  Section 2.8 Cancellation. All Senior Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Lease Trustee may at any time deliver to the Indenture Trustee for cancellation any Senior Notes previously authenticated and delivered hereunder which the Lease Trustee may have acquired in any manner whatsoever, and all Senior Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Senior Notes shall be authenticated in lieu of or in exchange for any Senior Notes cancelled as provided in this
Section 2.8, except as expressly permitted by this Indenture. All cancelled Senior Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Lease Trustee shall direct by an Issuer Order that they be destroyed or returned to it and so long as such Issuer Order is timely and the Senior Notes have not been previously disposed of by the Indenture Trustee.

                  Section 2.9 Release of Collateral. (a) Subject to Section 11.1 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officers' Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Section 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates. If the Commission shall issue an exemptive order under TIA Section 304(d) modifying the Lease Trustee's obligations under TIA Section 314(c) and 314(d)(1) subject to Section 11.1 and the term of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture in accordance with the conditions and procedures set forth in such exemptive order; provided that no such Issuer Request, Officers' Certificate ,[Opinion of Counsel and Independent Certificate] shall be required in connection with (i) the release of the Additional Fee Released Amounts pursuant to Section 2.9(b), (ii) the release of Leases and Leased Vehicles in respect of which the Administrative Agent has deposited an amount equal to the related Series 2000-1 Administrative Purchase Amount to the Series 2000-1 Collection Account, or (iii) following the termination of any Series 2000-1 Lease, the release of the related Series 2000-1 Leased Vehicle upon the sale or other disposition of such Series 2000-1 Leased Vehicle by the Administrative Agent and the deposit by the Administrative Agent of the related sale proceeds (or a Sale Proceeds Advance) in the Series 2000-1 Collection Account.

                  (b) On the Business Day preceding each Payment Date, the Indenture Trustee hereby irrevocably agrees to release from the Collateral, when, as and if received, that portion of the Series 2000-1 Collections to which it is otherwise entitled, in an amount equal to the Additional Fee Released Amounts with respect to each Collection Period to the Lease Trustee immediately upon identification thereof, which release shall be automatic and shall require no further act by the Indenture Trustee; provided that the Indenture Trustee shall execute and deliver such instruments of release and assignment, or otherwise confirm the foregoing release of the Additional Fee Released Amounts, as may reasonably be requested by the Lease Trustee. Upon such release of Additional Fee Released Amounts, such amounts shall not constitute and shall not be included in the Collateral. The Indenture Trustee and the Lease Trustee agree that any Additional Fees required to be deposited to the Cash Collateral Account by, or on behalf of the Lease Trustee, and any Additional Fee Released Amount required to be released to the Lease Trustee pursuant to this Section 2.9(b), may be paid and released by the Lease Trustee and the Indenture Trustee on a net basis. However, the Indenture Trustee and the Lease Trustee each agrees to account for all payments and releases of Additional Fees and Additional Fee Released Amounts as if such amounts were paid and released separately.

                  Section 2.10 Book-Entry Senior Notes. The Senior Notes, upon original issuance, will be issued in the form of typewritten Senior Notes representing the Book-Entry Senior Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Lease Trust. Such Senior Notes shall initially be registered on the Senior Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Senior Note Owner will receive a Definitive Senior Note (as defined below) representing such Senior Note Owner's interest in such Senior Note, except as provided in Section 2.12. Unless and until definitive, fully registered Senior Notes (the "Definitive Senior Notes") have been issued to Senior Note Owners pursuant to Section 2.12:

                  (a) the provisions of this Section 2.10 shall be in full force and effect;

                  (b) the Senior Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Senior Notes and the giving of instructions or directions hereunder) as the sole Senior Noteholder, and shall have no obligation to the Senior Note Owners;

                  (c) to the extent that the provisions of this Section 2.10 conflict with any other provisions of this Indenture, the provisions of this
Section 2.10 shall control;

                  (d) the rights of Senior Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Senior Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Senior Notes are issued pursuant to

Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Senior Notes to such Clearing Agency Participants; and

                  (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Senior Noteholders evidencing a specified percentage of the Outstanding Amount of the Senior Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Senior Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Senior Notes and has delivered such instructions to the Indenture Trustee.

                  Section 2.11 Notices to Clearing Agency. Whenever a notice or other communication to the Senior Noteholders is required under this Indenture, unless and until Definitive Senior Notes shall have been issued to Senior Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Senior Noteholders to the Clearing Agency, and shall have no obligation to the Senior Note Owners.

                  Section 2.12 Definitive Senior Notes. If (i) the Administrative Agent advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities with respect to the Senior Notes, and the Administrative Agent is unable to locate a qualified successor, (ii) the Administrative Agent at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Senior Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Senior Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Senior Note Owners, then the Clearing Agency shall notify all Senior Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Senior Notes to Senior Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Senior Note or Senior Notes representing the Book-Entry Senior Notes by the Clearing Agency, accompanied by registration instructions, the Lease Trustee shall execute, on behalf of the Lease Trust, and the Indenture Trustee shall authenticate the Definitive Senior Notes in accordance with the instructions of the Clearing Agency. None of the Lease Trustee, the Senior Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Senior Notes, the Indenture Trustee shall recognize as Senior Noteholders the Persons whose names are registered in the Senior Note Register.

                  Section 2.13 Authenticating Agents. Upon the request of the Lease Trustee, the Indenture Trustee shall, and if the Indenture Trustee so chooses the Indenture Trustee may, appoint one or more Persons (each, an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Senior Notes in connection with issuance, transfers and exchanges under Sections 2.2, 2.4, 2.5 and 9.6, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Senior Notes. For all purposes of this Indenture, the authentication of Senior Notes by an Authenticating Agent pursuant to this Section 2.13 shall be deemed to be the authentication of Senior Notes "by the Indenture Trustee."

                  Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any instrument or any further act on the part of the parties hereto or such Authenticating Agent or such successor Person.

                  Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Lease Trustee. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Lease Trustee. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee shall promptly appoint, if necessary, a successor Authenticating Agent and shall give written notice of such appointment to the Lease Trustee.

                  The Indenture Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services, and reimbursement for its reasonable expenses relating thereto and the Indenture Trustee shall be entitled to be reimbursed for such payments in accordance with
Section 6.6. The provisions of Sections 2.8 and 6.4 shall be applicable to any Authenticating Agent.

                                   ARTICLE III

                                    COVENANTS

                  Section 3.1 Payment of Principal and Interest. The Lease Trust will duly and punctually pay the principal of and interest on the Senior Notes in accordance with the terms of the Senior Notes and this Indenture. Without limiting the foregoing, the Lease Trustee, on behalf of the Lease Trust, will cause the Indenture Trustee or the Paying Agent to distribute to Senior Noteholders and the Lease Trust Distribution Account all amounts on deposit in the Series 2000-1 Payment Account payable to the Senior Noteholders, the Subordinated Noteholders and the Lease Trust Certificateholders pursuant to
Section 8.4. Amounts properly withheld under the Code by any Person from a payment to any Senior Noteholder of interest and/or principal shall be considered to have been paid by the Lease Trust to such Senior Noteholder for all purposes of this Indenture.

                  Section 3.2 Maintenance of Office or Agency. The Senior Note Registrar, on behalf of the Lease Trustee, will maintain at the Corporate Trust Office or at such other location in the Borough of Manhattan, The City of New York, chosen by the Senior Note Registrar, acting for the Lease Trustee an office or agency, where Senior Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Lease Trustee in respect of the Senior Notes and this Indenture may be served. The Lease Trustee hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

                  Section 3.3 Money for Payments To Be Held in Trust. As provided in Sections 8.4(b), 8.4(c) and 5.6(b), all payments of amounts due and payable with respect to any Senior Notes that are to be made from amounts withdrawn from the Series 2000-1 Payment Account shall be made on behalf of the Lease Trust by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn therefrom for payments of Senior Notes shall be paid over to the Lease Trust except as provided in this Section 3.3.

                  On or before each Payment Date and Redemption Date, the Lease Trustee shall, on behalf of the Lease Trust, deposit or cause to be deposited in the Series 2000-1 Payment Account an aggregate sum sufficient to pay the amounts then becoming due under the Senior Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

                  The Lease Trustee will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees to the extent relevant), subject to the provisions of this Section 3.3, that such Paying Agent will:

              (i) hold all sums held by it for the payment of amounts due with respect to the Senior Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

             (ii) give the Indenture Trustee notice of any default by the Lease Trust of which it has actual knowledge (or any other obligor upon the Senior Notes) in the making of any payment required to be made with respect to the Senior Notes;

            (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

            (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Senior Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

            (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Senior Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  The Lease Trustee may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Senior Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Lease Trust on Issuer Request; and the Senior Noteholder of such Senior Note shall thereafter, as an unsecured general creditor, look only to the Lease Trust for payment thereof (but only to the extent of the amounts so paid to the Lease Trust by the Indenture Trustee or the Paying Agent), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Lease Trust cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Lease Trust. The Indenture Trustee shall also adopt and employ, at the expense of the Lease Trust, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Senior Noteholders whose Senior Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Senior Noteholder).

                  Section 3.4 Existence. The Lease Trust will keep in full effect its existence, rights and franchises under the laws of its jurisdiction of organization, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Senior Notes, the Collateral and the Indenture Trust Estate.

                  Section 3.5 Protection of Indenture Trust Estate. The Lease Trustee on behalf of the Lease Trust will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                           (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                           (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                           (iii) enforce any of the Collateral; or

                           (iv) preserve and defend title to the Indenture Trust Estate and the rights of the Indenture Trustee and the Senior Noteholders in such Indenture Trust Estate against the claims of all Persons and parties.

The Lease Trust hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section 3.5; provided, however, that the Indenture Trustee shall be under no obligation to prepare, file or monitor the need or the status of any such financing statement, continuation statement or other instrument required under this Section 3.5.

                  Section 3.6 Opinions as to Indenture Trust Estate. (a) Promptly after the execution of this Indenture, the Lease Trustee shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements and any other action that may be required by law, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (b) On or before April 30 in each calendar year, beginning in 2001, the Lease Trustee shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements and any other action that may be required by law as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

                  Section 3.7 Performance of Obligations; Administration of Specified Assets. (a) The Lease Trust will not take any action and will use its best efforts not to permit any action to be taken by others, including but not limited to the Administrative Agent, that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Indenture Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Basic Documents.

                  (b) The Lease Trustee may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officers' Certificate of the Lease Trustee shall be deemed to be action taken by the Lease Trustee. The Administrative Agent shall assist the Lease Trustee in performing its duties under this Indenture in accordance with the terms of the Administrative Agency Agreement and the Series 2000-1 Supplement.

                  (c) The Lease Trust will, and shall cause the Administrative Agent to, punctually perform and observe all of the Lease Trust's obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Indenture Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the other Basic Documents in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Lease Trust, as a party to the other Basic Documents and as a Holder of the Series 2000-1 Certificates, shall not, and shall cause the Administrative Agent not to, waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee, to the extent applicable, or the Senior Noteholders of Senior Notes evidencing not less than a majority of the Outstanding Amount of the Senior Notes or such greater percentage as may be specified in the particular provision.

                  (d) If the Lease Trustee shall have knowledge of the occurrence of an event of default by the Administrative Agent under the Administrative Agency Agreement ("Administrative Agent Default"), the Lease Trustee shall promptly notify the Indenture Trustee and the Rating Agencies and shall specify in such notice the action, if any, the Lease Trustee is taking in respect of such default. If an Administrative Agent Default shall arise from the failure of the Administrative Agent to perform any of its duties or obligations under the Administrative Agency Agreement with respect to the Series 2000-1 Assets, the Lease Trustee shall take all reasonable steps available to it to remedy such failure.

                  (e) Upon any termination of the Administrative Agent's rights and powers pursuant to Section 8.1 or 8.3 of the Administrative Agency Agreement or resignation of the Administrative Agent pursuant to Section 8.2 of the Administrative Agency Agreement, the Lease Trustee shall promptly, but in any event within two Business Days, notify the Indenture Trustee. As soon as a substitute Administrative Agent is appointed pursuant to Section 8.1 of the Administrative Agency Agreement or a successor Administrative Agent is appointed pursuant to Section 8.3 of the

Administrative Agency Agreement, the Lease Trustee shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such substitute or successor Administrative Agent.

                  Section 3.8 Negative Covenants. So long as any Senior Notes are Outstanding, the Lease Trust shall not:

                           (i) other than the lease of the Series 2000-1 Certificates pursuant to the Program Operating Lease, which lease is subject to the lien of this Indenture, and except as expressly permitted by this Indenture or the other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Lease Trust, including those included in the Indenture Trust Estate, unless directed to do so by the Indenture Trustee;

                           (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Senior Notes (other than amounts properly withheld from such payments under the Code or applicable State law) or assert any claim against any present or former Senior Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Indenture Trust Estate; or

                           (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Indenture Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any Series 2000-1 Assets and arising solely as a result of an action or omission of the related Lessee) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Indenture Trust Estate.

                  Section 3.9 Annual Statement as to Compliance. The Lease Trustee will deliver to the Indenture Trustee, within 120 days after the end of each calendar year (commencing with the year 2000), an Officers' Certificate stating, as to the Authorized Officer signing such Officers' Certificate, that:

                           (i) a review of the activities of the Lease Trust during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                           (ii) to the best of such Authorized Officer's knowledge, based on such review, the Lease Trust has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

                  Section 3.10 No Other Activities. The Lease Trust shall not engage in any activities other than financing, acquiring, owning, leasing (subject to the lien of this Indenture), pledging and managing the Series 2000-1 Certificates in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto.

                  Section 3.11 No Borrowing. Other than as contemplated by the Basic Documents, the Lease Trust shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness.

                  Section 3.12 Administrative Agent's Obligations. The Lease Trust shall cause the Administrative Agent to comply with the terms and provisions of the Basic Documents to which the Administrative Agent is a party.

                  Section 3.13 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by or this Indenture or other Basic Documents, the Lease Trust shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                  Section 3.14 Capital Expenditures. Except as contemplated by the Basic Documents, the Lease Trust shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

                  Section 3.15 Notice of Events of Default. The Lease Trustee agrees to give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder on the part of the Administrative Agent and each Lease Event of Default on the part of RCL Trust 2000-1 as lessee under the Program Operating Lease.

                  Section 3.16 Further Instruments and Acts. Upon request of the Indenture Trustee, the Lease Trustee, on behalf of the Lease Trust, will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                  Section 4.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Senior Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Senior Notes, (iii) rights of Senior Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10 and 3.11, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.6 and the obligations of the Indenture Trustee under Section 4.2) and (vi) the rights of Senior Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand and at the expense and on behalf of the Lease Trust, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (A)      either

                  (1) all Senior Notes theretofore authenticated and delivered (other than (i) Senior Notes that have been mutilated, destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (ii) Senior Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Lease Trust and thereafter repaid to the Lease Trust or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

                  (2) all Senior Notes not theretofore delivered to the Indenture Trustee for cancellation

                           (i)  have become due and payable,

                           (ii) will become due and payable at their Stated Maturity within one year, or

                           (iii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Lease Trust, and the Lease Trust, in the case of (i), (ii) or
         (iii) above, has (x) received an Opinion of Counsel to the effect that the release of the Collateral or the release of the Lease Trust from the liability hereunder will not be treated as a repayment of the Senior Notes or an exchange pursuant to Section 1001 of the Code and (y) irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient without reinvestment to pay and discharge the entire indebtedness on such Senior Notes (including interest) not theretofore delivered to the Indenture Trustee for cancellation when due to their Stated Maturity or Redemption Date (if Senior Notes shall have been called for redemption pursuant to Section 10.1), as the case may be, and all fees due and payable to the Lease Trustee or the Indenture Trustee;

                  (B) the Lease Trust has paid or caused to be paid all other sums payable hereunder by the Lease Trust; and

                  (C) the Lease Trustee has delivered to the Indenture Trustee an Officers' Certificate, an Opinion of Counsel and (if required to by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Section 4.2 Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Senior Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Senior Noteholders of the particular Senior Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee of all sums due and to become due thereon for principal and interest, but such moneys need not be segregated from other funds except to the extent required herein or in the Administrative Agency Agreement or required by law.

                  Section 4.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Senior Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Senior Notes shall, upon demand of the Lease Trustee, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

                  Section 5.1 Early Amortization Events. "Early Amortization Event," wherever used herein, means any one of the following events:

                           (i) failure by the Administrative Agent (a) to make any payment or deposit required under the Basic Documents within five Business Days after the date such payment or deposit is required to be made, or (b) to deliver an Administrative Agent's Certificate within ten Business Days after the date required in the Administrative Agency Agreement;

                           (ii) failure by the Administrative Agent to observe or perform in any material respect any covenant or agreement made by the Administrative Agent in any Basic Documents to which it is a party (other than the failure by the Administrative Agent to observe or perform a covenant or agreement, which is elsewhere in this Section 5.1 specifically dealt with), or any representation or warranty of the Administrative Agent made in any Basic Document to which it is a party or in any certificate or other writing delivered pursuant hereto or thereto or in connection herewith or therewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such failure shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 60 days or in the case of a materially incorrect representation or warranty, 30 days, after there shall have been given, by registered or certified mail, to the Administrative Agent by the Indenture Trustee or to the Administrative Agent and the Indenture Trustee by the Senior Noteholders holding not less than 25% of the Outstanding Amount of the Senior Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Early Amortization Event" hereunder;

                           (iii) the occurrence of an Insolvency Event with respect to the Administrative Agent;


                           (iv) the occurrence of an Event of Default;

                           (v) creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Lease Trust Estate, which lien is not released within 60 days of its creation;

                           (vi) the Commission or other regulatory body having jurisdiction reaches a final determination that the Lease Trust or any Titling Company becomes subject to registration as an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                           (vii) with respect to any Collection Period during the Revolving Period, the percentage equivalent of a fraction, (x) the numerator of which is the Excess Cash Amount as of the first day of the Collection Period, and (y) the denominator of which is the Bond Balance, is more than [0.5]%;

                           (viii) on any Payment Date the Cash Collateral Amount is less than [95]% of the Required Cash Collateral Amount;

                           (ix) with respect to any three consecutive Collection Periods, the average of a fraction calculated for each such Collection Period, the numerator of which is the Aggregate Series 2000-1 Securitization Net Credit Losses for such Collection Period and the denominator of which is the Pool Balance as of the first day of such Collection Period, is greater than [2.5]%;

                           (x) with respect to any three consecutive Collection Periods, the average of a fraction calculated for each such Collection Period, the numerator of which is the aggregate Securitization Value as of the last day of such Collection Period of Series 2000-1 Leases and Series 2000-1 Leased Vehicles for which the related Monthly Payment is at least 61 days past due as of the last day of such Collection Period and the denominator of which is the Pool Balance as of the first day of such Collection Period, is greater than [1.5]%; or

                           (xi) with respect to any three consecutive Collection Periods, the average of a fraction calculated for each such Collection Period, the numerator of which is the Aggregate Series 2000-1 Residual Losses for the Series 2000-1 Leased Vehicles sold or otherwise disposed of during such Collection Period following the Normal Termination or the Early Normal Termination of the related Series 2000-1 Lease, and the denominator of which is the aggregate Residual Values of such Series 2000-1 Leased Vehicles, is greater than [20]%.

                  The Lease Trustee shall, or shall cause the Administrative Agent to, deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event which a Responsible Officer of the Lease Trustee has actual knowledge of and which, with the giving of notice and the lapse of time, would become an Early Amortization Event under clause (ii) above, its status and what action the Lease Trustee or the Administrative Agent is taking or proposes to take with respect thereto.

                  Upon the occurrence of the Early Amortization Event described in clause (ii), after the applicable grace period set forth in such clause, the Indenture Trustee, acting at the direction of Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes, may declare by notice then given in writing to the Administrative Agent, the Titling Company Agent, the Lease Trustee and the RCL Trustee (with a copy to each Rating Agency) that the Early Amortization Period shall have commenced and that the payment of principal on the Senior Notes, the Subordinated Notes and the Lease Trust Certificates in accordance with Section 8.4(c) shall commence on the following Payment Date. Upon the occurrence of any of the Early Amortization Events described in clause (i) and clauses (iii) through (xi), the Amortization Period shall commence without further action by the Indenture Trustee or the Senior Noteholders and payment of principal on the Senior Notes, the Subordinated Notes and the Lease Trust Certificates in accordance with Section 8.4(c) shall commence on the following Payment Date.

                  Section 5.2 Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (i) default in the payment of any interest on any Senior Note when the same becomes due and payable on each Payment Date, and such default shall continue for a period of five days;

                           (ii) default in the payment of the principal of any Senior Note at Stated Maturity or upon the Redemption Date;

                           (iii)  the occurrence of a Lease Event of Default;

                           (iv) default in the observance or performance of any covenant or agreement of the Lease Trust made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.2 specifically dealt with), or any representation or warranty of the Lease Trust made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 90 days or in the case of a materially incorrect representation or warranty, 60 days, after there shall have been given, by registered or certified mail, to the Lease Trustee by the Indenture Trustee or to the Lease Trustee and the Indenture Trustee by the Senior Noteholders holding not less than 25% of the Outstanding Amount of the Senior Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                           (v) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Lease Trust or any substantial part of the Indenture Trust Estate in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Lease Trust or for any substantial part of the Indenture Trust Estate, or the winding-up or liquidation of the Lease Trust's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                           (vi) the commencement by the Lease Trust of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Lease Trust to the entry of an order for relief in an involuntary case under any such law, or the consent by the Lease Trust to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Lease Trust or for any substantial part of the Indenture Trust Estate, or the making by the Lease Trust of any general assignment for the benefit of creditors, or the failure by the Lease Trust generally to pay its debts as such debts become due, or the taking of action by the Lease Trust in furtherance of any of the foregoing.

                  The Lease Trustee shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event which a Responsible Officer of the Lease Trustee has actual knowledge of and which, with the giving of notice and the lapse of time, would become an Event of Default under clauses (iv) and (v) above, its status and what action the Lease Trustee is taking or proposes to take with respect thereto.

                  Section 5.3 Notice of Events of Default; Potential Event of Default; Early Amortization Events; Potential Early Amortization Events. (a) If an Event of

Default or an Early Amortization Event occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall notify the Rating Agencies and mail to each Senior Noteholder notice of the occurrence of the Event of Default or Early Amortization Event within two Business Days after the Responsible Officer of the Indenture Trustee had knowledge of the occurrence of the Event of Default or Early Amortization Event.

                  (b) If a Potential Event of Default or a Potential Early Amortization Event occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall notify the Rating Agencies and mail to each Senior Noteholder notice of the occurrence of the Potential Event of Default or Potential Early Amortization Event within 30 days after the Responsible Officer of the Indenture Trustee had knowledge of the occurrence of the Potential Event of Default or Potential Early Amortization Event.

                  Section 5.4 Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Senior Noteholders of Senior Notes evidencing not less than a majority of the Outstanding Amount of the Senior Notes may declare all the Senior Notes to be immediately due and payable, by a notice in writing to the Lease Trustee (and to the Indenture Trustee if given by Senior Noteholders), and upon any such declaration the unpaid principal amount of such Senior Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

                  At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter set forth in this Article V, the Senior Noteholders of Senior Notes evidencing not less than a majority of the Outstanding Amount of the Senior Notes, by written notice to the Lease Trustee and the Indenture Trustee, may rescind and annul such declaration and its consequences if:
                           (i) the Lease Trust has paid or deposited with the Indenture Trustee a sum sufficient to pay

                           (A) all payments of principal of and interest on all
                  Senior Notes and all other amounts that would then be due hereunder or upon such Senior Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (B) all sums paid or advanced by the Indenture
                  Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                           (ii) all Events of Default, other than the nonpayment of the principal of the Senior Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.14.

                  No such rescission shall affect any subsequent default or impair any right consequent thereto.

                  Section 5.5 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Lease Trust covenants that if (i) default is made in the payment of any interest on any Senior Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of any Senior Note at Stated Maturity or the Redemption Date, the Lease Trust will, upon demand of the Indenture Trustee, pay to it, for the benefit of such Senior Noteholders, the whole amount then due and payable on such Senior Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Senior Note Interest Rate borne by the Senior Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents, attorneys and counsel.

                  (b) In case the Lease Trust shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Lease Trust or other obligor upon such Senior Notes and collect in the manner provided by law out of the property of the Lease Trust or other obligor upon Such Senior Notes, wherever situated, the moneys adjudged or decreed to be payable.

                  (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.6, in its discretion, proceed to protect and enforce its rights and the rights of the Senior Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law; provided that the Series 2000-1 Certificates may be sold only as provided in Section 5.6 of this Indenture, Section 11.1(c) of the Program Operating Lease, Section 6.5 of the Lease Trust Agreement or Section 7.1 of the Series 2000-1 Supplement.

                  (d) In case there shall be pending, relative to the Lease Trust or any other obligor upon the Senior Notes or any Person having or claiming an ownership interest in the Indenture Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Lease Trust or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Lease Trust or other obligor upon the Senior Notes, or to the creditors or property of the Lease Trust or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Senior Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.5, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                           (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Senior Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances and disbursements made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Senior Noteholders allowed in such Proceedings;

                           (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Senior Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                           (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Senior Noteholders and of the Indenture Trustee on their behalf; and

                           (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Senior Noteholders allowed in any judicial proceedings relative to the Lease Trust, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Senior Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Senior Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances and disbursements made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith, and any other amounts due the Indenture Trustee under Section 6.6.

                  (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Senior Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Senior Notes or the rights of any related Senior Noteholder or to authorize the Indenture Trustee to vote in respect of the claim of any Senior Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (f) All rights of action and of asserting claims under this Indenture, or under any of the Senior Notes, may be enforced by the Indenture Trustee without the possession of any of the Senior Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, advances, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel shall be for the ratable benefit of the Senior Noteholders in respect of which such judgment has been recovered.

                  (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Senior Noteholders, and it shall not be necessary to make any Senior Noteholder a party to any such Proceedings.

                  Section 5.6 Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Section 5.7):

                           (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Senior Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Lease Trust and any other obligor upon such Senior Notes moneys adjudged due;

                 (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate;

                 (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Senior Noteholders; and

                 (iv) after a declaration of acceleration of the maturity of the Senior Notes pursuant to Section 5.4, sell the Indenture Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

         provided, however, the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate following an Event of Default, other than an Event of Default described in Section 5.2(i) or (ii), unless (A) Senior Noteholders holding 100% of the Outstanding Amount of the Senior Notes consent thereto, (B) the proceeds of such sale or liquidation are sufficient to discharge in full all amounts then due and unpaid upon the Senior Notes for principal and interest and all amounts payable to the Subordinated Noteholders and the Lease Trust Certificateholders or (C) the Indenture Trustee determines (but shall have no obligation to make such determination) that the Indenture Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Senior Notes as they would have become due if the Senior Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Senior Noteholders holding not less than 66-2/3% of the Outstanding Amount of the Senior Notes, provided further that the Indenture Trustee may not sell the Indenture Trust Estate unless it shall first have obtained an Opinion of Counsel that such sale will not cause any Titling Company or an interest therein or portion thereof to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain, at the expense of the Lease Trust, and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

                  (b) If the Indenture Trustee collects any money or property pursuant to this Article V upon sale of the Indenture Trust Estate, it shall pay out such money or property held as Collateral for the benefit of the Senior Noteholders in the following order:

                  FIRST: to the Indenture Trustee for all amounts due under
         Section 6.6;

                  SECOND: to the Administrative Agent for reimbursement of all outstanding Sale Proceeds Advances and Monthly Payment Advances;

                  THIRD: to the Administrative Agent for due and unpaid Series 2000-1 Administrative Fees;

                  FOURTH: to Senior Noteholders for amounts due and unpaid on the Senior Notes for interest plus interest on any defaulted interest at the applicable Senior Note Interest Rate, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on the Senior Notes for interest;

                  FIFTH: to the Lease Trust Distribution Account for amounts due and unpaid on the Subordinated Notes for interest plus interest on any overdue interest at the Subordinated Note Interest Rate, in respect of which or for the benefit of which such money has been collected;

                  SIXTH: to the Lease Trust Distribution Account for amounts due and unpaid on the Lease Trust Certificates for interest plus interest on any overdue interest at the Certificate Interest Rate, in respect of which or for the benefit of which such money has been collected;

                  SEVENTH: to the Senior Noteholders of Class A-1 Senior Notes, the Senior Noteholders of Class A-2 Senior Notes, the Senior Noteholders of Class A-3 Senior Notes, the Senior Noteholders of Class A-4 Senior Notes and the Senior Noteholders of Class A-5 Senior Notes in payment of the principal amount due and unpaid on the Senior Notes, ratably, without preference or priority of any kind, according to the principal amount due and payable on the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes; and

                  EIGHTH: to the Lease Trustee for distributions in respect of principal to the Subordinated Noteholders and the Lease Trust Certificateholders in accordance with the terms of the Subordinated Notes, the Lease Trust Certificates and the Lease Trust Agreement;
provided, however, that any money or property deposited to the Cash Collateral Account pursuant to Section 6.5 of the Program Operating Lease and clause FIFTH, shall be withdrawn by the Indenture Trustee and paid out in accordance with clauses FIFTH, SIXTH, SEVENTH and EIGHTH above, in that order of priority.

                  The Indenture Trustee may fix a record date and payment date for any payment to Senior Noteholders pursuant to this Section 5.6(b). At least 15 days before such record date, the Lease Trustee shall mail to each Senior Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

                  Section 5.7 Optional Preservation of the Series 2000-1 Assets. If the Senior Notes have been declared to be due and payable under Section 5.4 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Indenture Trust Estate. It is the desire of the parties hereto and the Senior Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Senior Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Indenture Trust Estate. In determining whether to maintain possession of the Indenture Trust Estate, the Indenture Trustee may, but need not, obtain at the expense of the Lease Trust and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

                  Section 5.8 Limitation of Suits. No Senior Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                          (i) such Senior Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                          (ii) Senior Noteholders holding not less than 25% of the Outstanding Amount of the Senior Notes have made written request to the

         Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                          (iii) such Senior Noteholder or Senior Noteholders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                          (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                          (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes;

it being understood and intended that no Senior Noteholder, or group of Senior Noteholders, shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Senior Noteholders or to obtain or to seek to obtain priority or preference over any other Senior Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

                  In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Senior Noteholders, each representing less than a majority of the Outstanding Amount of the Senior Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                  Section 5.9 Unconditional Rights of Senior Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, any Senior Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on its Senior Note on or after the respective due dates thereof expressed in such Senior Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Senior Noteholder.

                  Section 5.10 Restoration of Rights and Remedies. If the Indenture Trustee or any Senior Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Senior Noteholder, then and in every such case the Lease Trust, the Indenture Trustee and the Senior Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Senior Noteholders shall continue as though no such Proceeding had been instituted.

                  Section 5.11 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Senior Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 5.12 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Senior Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Senior Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Senior Noteholders, as the case may be.

                  Section 5.13 Control by Senior Noteholders. The Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Senior Notes or exercising any trust or power conferred on the Indenture Trustee; provided that

                          (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                          (ii) subject to the express terms of Section 5.6, any direction to the Indenture Trustee to sell or liquidate the Indenture Trust Estate shall be by the Senior Noteholders holding not less than 100% of the Outstanding Amount of the Senior Notes;

                          (iii) if the conditions set forth in Section 5.7 have been satisfied and the Indenture Trustee elects to retain the Indenture Trust Estate pursuant to such Section 5.7, then any direction to the Indenture Trustee by Senior Noteholders holding less than 100% of the Outstanding Amount of the Senior Notes to sell or liquidate the Indenture Trust Estate shall be of no force and effect; and

                          (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that the Indenture Trustee need not take any action that it determines might expose it to personal liability or might materially adversely affect or unduly prejudice the rights of any Senior Noteholders not consenting to such action.

                  Section 5.14 Waiver. Prior to the declaration of the acceleration of the maturity of the Senior Notes as provided in Section 5.4, Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes may waive any past Event of Default and its consequences except an Event of Default (a) in payment of principal of or interest on any of the Senior Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each Senior Noteholder. In the case of any such waiver, the Lease Trust, the Indenture Trustee and the Senior Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

                  Upon any such waiver, such Event of Default shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

                  No waiver of an Event of Default pursuant to this Section 5.14 shall constitute a waiver of any Early Amortization Event.

                  Section 5.15 Undertaking for Costs. All parties to this Indenture agree, and each Senior Noteholder by such Senior Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.15 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Senior Noteholder, or group of Senior Noteholders, in each case holding in the aggregate more than 10% of the Outstanding

Amount of the Senior Notes or (c) any suit instituted by any Senior Noteholder for the enforcement of the payment of principal of or interest on any Senior Note on or after the respective Stated Maturity expressed in such Senior Note and in this Indenture (or, in the case of redemption, on or after the Redemption
Date).

                  Section 5.16 Waiver of Stay or Extension Laws. The Lease Trust covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Lease Trust (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section 5.17 Action on Senior Notes. The Indenture Trustee's right to seek and recover judgment on the Senior Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Senior Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Lease Trust or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Lease Trust.

                  Section 5.18 Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee to do so, the Lease Trustee, on behalf of and at the expense of the Lease Trust, agrees to take all such lawful action as the Indenture Trustee may reasonably request to compel or secure the performance and observance by RCL Trust 2000-1 and the Administrative Agent, as applicable, of each of their obligations to the Lease Trust under or in connection with the Program Operating Lease and the Administrative Agency Agreement, respectively, in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Lease Trust under or in connection with each such agreement to the extent and in the manner reasonably directed by the Indenture Trustee, including the transmission of notices of default on the part of RCL Trust 2000-1 or the Administrative Agent, as the case may be, thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by RCL Trust 2000-1 or the Administrative Agent, as the case may be, of its obligations under the Program Operating Lease or the Administrative Agency Agreement, as applicable.

                  (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes shall, exercise all rights, remedies, powers, privileges and claims of the Lease Trust against the RCL Trustee and the Administrative Agent under or in connection with the Program Operating Lease and the Administrative Agency Agreement as supplemented by the respective Series 2000-1 Supplement, respectively, including the right or power to take any action to compel or secure performance or observance by RCL Trust 2000-1 or the Administrative Agent, as the case may be, of its obligations to the Lease Trust thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Program Operating Lease or the Administrative Agency Agreement, and any right of the Lease Trust to take such action shall be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

                  Section 6.1 Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

                  (b)  Except during the continuance of an Event of Default:

                           (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                           (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine any such certificates and opinions, which by any provision hereof are specifically required to be furnished to the Indenture Trustee, to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                           (i) this paragraph does not limit the effect of
         Section 6.1(b);

                           (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                           (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.13.

                  (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to Sections 6.1(a), (b), (c) and (g).

                  (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Lease Trustee.

                  (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Administrative Agency Agreement.

                  (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

                  (i) The Indenture Trustee shall not be deemed to have knowledge of any Potential Event of Default or Potential Early Amortization Event or other event unless a Responsible Officer has actual knowledge thereof or has received written notice thereof in accordance with the provisions of this Indenture.

                  Section 6.2 Rights of Indenture Trustee. (a) The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

                  (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, the Administrative Agent, any co-trustee or separate trustee appointed in accordance with the provisions of Section 6.9 or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute wilful misconduct, negligence or bad faith.

                  (e) The Indenture Trustee may consult with counsel, and the advice of such counsel or any Opinion of Counsel relating to this Indenture and the Senior Notes shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Senior Noteholders pursuant to this Indenture unless such Senior Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the reasonable costs, expenses, disbursements, advances and liabilities which might be incurred by it, its agents and its counsel in compliance with such request or direction.

                  (g) Any request or direction of the Lease Trust mentioned herein shall be sufficiently evidenced by an Issuer Request.

                  Section 6.3 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Senior Notes and may otherwise deal with the Lease Trust or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Senior

Note Registrar, co-registrar, co-paying agent, co-trustee or separate trustee may do the same with like rights. However, the Indenture Trustee must comply with Section 6.10.

                  Section 6.4 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Senior Notes, it shall not be accountable for the Lease Trust's use of the proceeds from the Senior Notes, and it shall not be responsible for any statement in the Indenture or in any document issued in connection with the sale of the Senior Notes or in the Senior Notes, all of which shall be taken as the statements of the Lease Trust, other than the Indenture Trustee's certificate of authentication.

                  Section 6.5 Reports by Indenture Trustee to Senior Noteholders. The Indenture Trustee shall deliver, if provided to the Indenture Trustee by the Lease Trust, to each Senior Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns.

                  Section 6.6 Compensation and Indemnity. Pursuant to Section
4.1 of the Series 2000-1 Supplement, the Administrative Agent shall pay to the Indenture Trustee from time to time reasonable compensation for its services rendered by it hereunder and reimburse the Indenture Trustee for all reasonable out-of-pocket expenses, advances and disbursements incurred or made by it, including costs of collection. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The expenses of the Indenture Trustee to be reimbursed shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Lease Trust shall, or shall cause the Administrative Agent to, indemnify the Indenture Trustee individually or in its capacity as Indenture Trustee for, and to hold it harmless against, any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the acceptance or the administration of this trust and the performance of its duties hereunder including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Indenture Trustee shall notify the Lease Trustee and the Administrative Agent promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Lease Trustee and the Administrative Agent shall not relieve the Lease Trust or the Administrative Agent of its obligations hereunder. The Lease Trust shall or shall cause the Administrative Agent to defend the claim if so requested by the Indenture Trustee and the Indenture Trustee may have separate counsel and the Lease Trust shall or shall cause the Administrative Agent to pay the fees and expenses of such counsel.

Neither the Lease Trust nor the Administrative Agent need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own wilful misconduct, negligence or bad faith.

                  The Lease Trust's payment obligations to the Indenture Trustee pursuant to this Section 6.6 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Potential Event of Default set forth in Section 5.2(v) or (vi) with respect to the Lease Trust, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

                  Section 6.7 Replacement of Indenture Trustee. Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes may remove the Indenture Trustee without cause by so notifying the Lease Trustee and the Indenture Trustee and following such removal may appoint a successor Indenture Trustee. The Indenture Trustee may resign at any time by so notifying the Lease Trustee and the Senior Noteholders. The Lease Trustee shall remove the Indenture Trustee if:

                          (i) the Indenture Trustee fails to comply with Section 6.10;

                          (ii) the Indenture Trustee is adjudged to be a bankrupt or insolvent;

                          (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                          (iv) the Indenture Trustee otherwise becomes incapable of acting.

                  If the Indenture Trustee resigns or is removed by Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes or by the Lease Trustee or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Lease Trustee shall promptly appoint a successor Indenture Trustee.

                  A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Lease Trustee. Thereupon, if all sums due the retiring Indenture Trustee pursuant to
Section 6.6 have been paid in full, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee, without any further act, deed or conveyance, shall have all the rights, powers and duties of the Indenture Trustee under this Indenture subject to satisfaction of the Rating Agency Condition. The successor Indenture Trustee shall mail a notice of its succession to Senior Noteholders, which shall include the name of the successor Indenture Trustee and the address of its principal corporate trust office. If all sums due the retiring Indenture Trustee pursuant to Section 6.6 have been paid in full, the retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                  If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Lease Trust or Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  If the Indenture Trustee fails to comply with Section 6.10, any Senior Noteholder who has been a bona fide Senior Noteholder for at least six months may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                  Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section 6.7 shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.7 and payment in full of all sums due to the retiring Indenture Trustee pursuant to Section 6.6. Notwithstanding the replacement of the Indenture Trustee pursuant to this
Section 6.7, the Lease Trust's and the Administrative Agent's obligations under
Section 6.6 shall continue for the benefit of the retiring Indenture Trustee.

                  Section 6.8 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another Person or banking association, the resulting, surviving or transferee Person without any further act shall be the successor Indenture Trustee; provided that such Person or banking association shall be otherwise qualified and eligible under
Section 6.10. The Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Senior Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Senior Notes so authenticated; and in case at that time any of the Senior Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Senior Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Senior Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

                  Section 6.9 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Senior Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section 6.9 , such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.10 and no notice to Senior Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.7.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                           (ii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                           (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 6.10 Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a), shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and shall have a long-term debt rating of investment grade or better by the Rating Agencies. The Indenture Trustee shall comply with TIA Section 310(b).

                  Section 6.11 Preferential Collection of Claims Against Lease Trust. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                  Section 6.12 Indenture Trustee as Holder of Series 2000-1 Certificates. So long as any Senior Notes are Outstanding, to the extent that the Lease Trustee has rights as a "Holder" of the Series 2000-1 Certificates or is entitled to consent to any actions taken by RCL Trust 2000-1 or the holders of the Lease Trust Certificates issued to RCL Trust 2000-1 on the Closing Date, the Lease Trustee may initiate such action or grant such consent only with consent of the Indenture Trustee. To the extent that the Indenture Trustee has rights as a "Holder" of the Series 2000-1 Certificates, or has the right to consent or withhold consent with respect to actions taken by RCL Trust 2000-1 or the holders of the Lease Trust Certificates issued to RCL Trust 2000-1 on the Closing Date or the Lease Trustee (acting on behalf of the Lease Trust), such rights shall be exercised, or consent granted (or withheld) upon the written direction of Senior Noteholders holding a majority of the Outstanding Amount of the Senior Notes; provided that with respect to the right of the Indenture Trustee, as Holder, to remove the Administrative Agent pursuant to Section 8.1(b)(ii) of the Administrative Agency Agreement and the right of the Indenture Trustee, as Holder, to direct the applicable Titling Company to distribute the Series 2000-1 Assets, pursuant to the Titling Company Agreements, such direction shall require the written direction of Senior Noteholders holding 66-2/3% of the Outstanding Amount of the Senior Notes; provided, further, that with respect to the right of the Indenture Trustee, as Holder, to remove the Administrative Agent pursuant to Section 8.1(d) of the Administrative Agency Agreement and the right of the Indenture Trustee, as Holder, to direct the applicable Titling Company to distribute the Series 2000-1 Assets, pursuant to the Titling Company Agreements, such direction shall require the written direction of Senior Noteholders holding 100% of the Outstanding Amount of the Senior Notes.

                                   ARTICLE VII

                      SENIOR NOTEHOLDERS' LISTS AND REPORTS

                  Section 7.1 Lease Trustee To Furnish Indenture Trustee Names and Addresses of Senior Noteholders. The Lease Trustee will furnish or cause to be furnished to the Indenture Trustee (i) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Senior Noteholders as of such Record Date, (ii) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Lease Trustee of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as (i) the Indenture Trustee is the Senior Note Registrar or (ii) the Senior Notes are issued as Book-Entry Senior Notes, no such list shall be required to be furnished to the Indenture Trustee.

                  Section 7.2 Preservation of Information; Communications to Senior Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Senior Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Senior Noteholders received by the Indenture Trustee in its capacity as Senior Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section
7.1 upon receipt of a new list so furnished.

                  (b) Senior Noteholders may communicate pursuant to TIA Section 312(b) with other Senior Noteholders with respect to their rights under this Indenture or under the Senior Notes. Upon receipt by the Indenture Trustee of any request by three or more Senior Noteholders or by one or more Senior Noteholders holding not less than 25% of the Outstanding Amount of the Senior Notes to receive a copy of the current list of Senior Noteholders (whether or not made pursuant to TIA Section 312(b)), the Indenture Trustee shall promptly notify the Administrative Agent by providing to the Administrative Agent a copy of such request and a copy of the list of Senior Noteholders produced in response thereto.

                  (c) The Lease Trust, the Indenture Trustee and the Senior Note Registrar shall have the protection of TIA Section 312(c).

                  Section 7.3 Reports by Lease Trust. (a) The Lease Trust shall:

                          (i)   file with the Indenture Trustee, within 15 days
after the Lease Trust is required to file the same with the Commission, copies of the annual reports and of information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Lease Trust may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

                          (ii)   file with the Indenture Trustee and the
Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Lease Trust with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                          (iii)   supply to the Indenture Trustee (and the
Indenture Trustee shall transmit by mail to all Senior Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Lease Trust pursuant to clauses (i) and (ii) of this
Section 7.3 and by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Lease Trust otherwise determines, the fiscal year of the Lease Trust shall end on December 31 of each year.

                  Section 7.4 Reports by Indenture Trustee. (a) If required by TIA Section 313(a), within 60 days after each May 15, beginning with May 15, 200_, the Indenture Trustee shall mail to each Senior Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA
Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

                  (b) A copy of each report at the time of its mailing to Senior Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Senior Notes are listed.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

                  Section 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Indenture Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Potential Event of Default, Potential Early Amortization Event, Event of Default or Early Amortization Event under this Indenture and any right to proceed thereafter as provided in Article V.

                  Section 8.2 Accounts. (a) Pursuant to Section 5.1(c) of the Series 2000-1 Supplement, the Administrative Agent shall establish and maintain an account in the name of the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter in the name of the Lease Trustee, at an Eligible Institution (which initially shall be The Chase Manhattan Bank), to be designated as the "Series 2000-1 Payment Account." The Series 2000-1 Payment Account shall be under the sole dominion and control of the Indenture Trustee, until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter under the sole dominion and control of the Lease Trustee; provided, that the Administrative Agent may make deposits to or request the Indenture Trustee to make deposits to or withdrawals from the Series 2000-1 Payment Account in accordance with Sections 8.4(b) and (c) of this Indenture and
Section 5.2(e) of the Series 200-1 Supplement. All monies deposited from time to time in the Series 2000-1 Payment Account pursuant to this Indenture and the Series 2000-1 Supplement shall be held by the Indenture Trustee as part of the Collateral and shall be applied only upon the terms and conditions of the Basic Documents.

                  Any amounts on deposit in the Series 2000-1 Payment Account shall be invested by the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter by the Lease Trustee, in Permitted Investments which mature on the Business Day preceding the next succeeding Payment Date. No such investment shall be sold prior to maturity. All investment earnings on amounts deposited to the Series 2000-1 Payments Account, including any proceeds thereof, shall be credited to the Administrative Agent, and losses, if any, and investment expenses resulting from Permitted Investments in the Series 2000-1 Payments Account shall be charged to the Administrative Agent. All such investment income shall be reported for federal income tax purposes as earned by the Administrative Agent. The authority of the Administrative Agent to make deposits to the Series 2000-1 Payment Account is revocable at any time by the Indenture Trustee until the Outstanding Amount of Senior Notes has been reduced to zero, and thereafter by the Lease Trustee. If the institution at which the Series 2000-1 Payments Account is established ceases to be an Eligible Institution, then the Series 2000-1 Payments Account shall be moved to an institution at which the Series 2000-1 Payment Account shall be an Eligible Institution within 10 Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent).

                  (b) Pursuant to Section 5.1(a) of the Series 2000-1 Supplement, the Administrative Agent shall establish and maintain an account in the name of the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter in the name of the Lease Trustee, at an Eligible Institution (which initially shall be The Chase Manhattan Bank), which is designated as the Specified Assets Collection Account, Series 2000-1 (the "Series 2000-1 Collection Account"). The Series 2000-1 Collection Account shall be under the sole dominion and control of the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter under the sole dominion and control of the Lease Trustee; provided that the Administrative Agent may make deposits to and withdrawals from or request the Indenture Trustee to make withdrawals from the Series 2000-1 Collection Account in accordance with the applicable Titling Company Agreement, Section 7.2(c) of the Administrative Agency Agreement and Sections 3.2(b), 5.2(a), 5.2(c), 5.2(d), 5.2(e), 5.4(a), 5.5 and 7.1 of the Series 2000-1 Supplement. All deposits to and withdrawals from the Series 2000-1 Collection Account shall be made only upon the terms and conditions of the Basic Documents.

                  Any amounts on deposit in the Series 2000-1 Collection Account shall be invested by the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter by the Lease Trustee, in Permitted Investments which mature on the Business Day preceding the next succeeding Payment Date. No such investment shall be sold prior to maturity. All investment earnings on amounts deposited to the Series 2000-1 Collection Account, including any proceeds thereof, shall be credited to the Series 2000-1 Collection Account, and losses, if any, and investment expenses resulting from Permitted Investments in the

Series 2000-1 Collection Account shall be charged to the Series 2000-1 Collection Account. All such investment income shall be reported for federal income tax purposes as earned by RCL Trust 2000-1 and shall be reported by Ford Credit as sole beneficial owner of RCL Trust 2000-1. The authority of the Administrative Agent to make deposits to and withdrawals from the Series 2000-1 Collection Account is revocable at any time by the Indenture Trustee until the Outstanding Amount of Senior Notes has been reduced to zero, and thereafter by the Lease Trustee. If the institution at which the Series 2000-1 Collection Account is established ceases to be an Eligible Institution, then the Series 2000-1 Collection Account shall be moved to an Eligible Institution within 10 Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent).

                  (c) Pursuant to Section 5.1(b) of the Series 2000-1 Supplement, the Administrative Agent shall establish and maintain an account in the name of the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter in the name of the Lease Trustee, at an Eligible Institution (which initially shall be The Chase Manhattan Bank), which is designated as the "Series 2000-1 Payahead Account." The Series 2000-1 Payahead Account shall be under the sole dominion and control of the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter under the sole dominion and control of the Lease Trustee; provided, that the Administrative Agent may make deposits to and withdrawals from or request the Indenture Trustee to make withdrawals from the Series 2000-1 Payahead Account in accordance with Section 7.1(a) of the Administrative Agency Agreement and Section 5.2(b) of the Series 2000- 1 Supplement. All deposits to and withdrawals from the Series 2000-1 Payahead Account shall be made only upon the terms and conditions of the Basic Documents.

                  Any amounts on deposit in the Series 2000-1 Payahead Account shall be invested by the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter by the Lease Trustee, in Permitted Investments which mature on the Business Day preceding the next succeeding Payment Date. No such investment shall be sold prior to maturity. All investment earnings on amounts deposited to the Series 2000-1 Payahead Account, including any proceeds thereof, shall be credited to the RCL Account, and losses, if any, and investment expenses resulting from Permitted Investments in the Series 2000-1 Payahead Account shall be charged to the RCL Account. All such investment income shall be reported for federal income tax purposes as earned by RCL Trust 2000-1 and shall be reported by Ford Credit as sole beneficial owner of RCL Trust 2000-1. The authority of the Administrative Agent to make deposits to and withdrawals from the Series 2000-1 Payahead Account is revocable at any time by the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter by the Lease Trustee. If the institution at which the Series 2000-1 Payahead Account is established ceases to be an Eligible Institution, then the Series 2000-1

Payahead Account shall be moved to an Eligible Institution within 10 Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent).

                  (d) Pursuant to Section 3.5(a) of the Program Operating Lease, there has been established and there shall be maintained an account (the "Cash Collateral Account") at an Eligible Institution which agrees to the provisions of Section 3.7 of the Program Operating Lease, in the name of "RCL Trust 2000-1, subject to the security interest of The Chase Manhattan Bank, as Indenture Trustee, and Ford Credit Auto Lease Trust 2000-1, as secured parties" and which initially shall be The Chase Manhattan Bank. The Cash Collateral Account has been initially established at The Chase Manhattan Bank. The Cash Collateral Account shall be under the sole dominion and control of the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter, under the sole dominion and control of the Lease Trustee. Cash Collateral Account Property shall be invested by the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter by the Lease Trustee, in Permitted Investments. All investment earnings on amounts deposited to the Cash Collateral Account, including any proceeds thereof, shall be credited to the Cash Collateral Account, and losses, if any, and investment expenses resulting from Permitted Investments in the Cash Collateral Account shall be charged to the Cash Collateral Account. All such investment income shall be reported for federal income tax purposes as earned by RCL Trust 2000-1 and shall be reported by Ford Credit as sole beneficial owner of RCL Trust 2000-1. If the institution at which the Cash Collateral Account is maintained ceases to be an Eligible Institution, then the Cash Collateral Account shall be moved to an Eligible Institution within ten Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent).

                  Section 8.3 Cash Collateral Account Certificate; Disbursement and Payment Instructions. (a) On or before the second Business Day preceding each Payment Date, the Lease Trustee shall cause the Administrative Agent, on behalf of the Lease Trust, to deliver to the Indenture Trustee a certificate (the "Cash Collateral Account Certificate") setting forth the following information with respect to such Payment Date:

                          (i) the Series 2000-1 Administrative Fee for the preceding Collection Period;

                          (ii) the Required Payment;

                          (iii) the Cash Collateral Amount on the Business Day preceding such Payment Date; and

                          (iv) the Cash Collateral Required Draw Amount and the Cash Collateral Additional Draw Amount.

                  (b) On the second Business Day preceding each Payment Date, the Lease Trustee shall cause the Administrative Agent, on behalf of the Lease Trust, to deliver to the Indenture Trustee a certificate (the "Disbursement and Payment Instructions") including the following information with respect to such Payment Date, the related Collection Period and Series 2000-1:

                          (i) the amount of interest accrued during the preceding Interest Accrual Period on the Senior Notes, the amounts payable with respect to such interest, and any resulting shortfall (separately stated);

                          (ii) the amount of interest accrued during the preceding Interest Accrual Period on the Subordinated Notes, the amounts payable with respect to such interest (net of amounts paid pursuant to Section 6.6 of the Program Operating Lease), and any resulting shortfall (separately stated);

                          (iii) the amount of interest accrued during the preceding Interest Accrual Period on the Lease Trust Certificates, the amounts payable with respect to such interest, and any resulting shortfall (separately stated);

                          (iv) the amount of the Monthly Pool Balance Decline, the Monthly Reinvestment Amount and the Excess Cash Amount (separately stated);

                          (v) the amount of principal required to be paid on the Senior Notes, the amount to be paid with respect to such principal and any resulting shortfall (separately stated);

                          (vi) the amount of Monthly Payment Advances outstanding on the last day of the related Collection Period which the Administrative Agent has determined will not be reimbursed from Series 2000-1 Collections with respect to the related Series 2000-1 Lease;

                          (vii) the sum, with respect to each Series 2000-1 Leased Vehicle which was sold or otherwise disposed of by the Administrative Agent during the related Collection Period, of the excess, if any, of the Sale Proceeds Advance made with respect to such Series 2000-1 Leased Vehicle and the Sale

         Proceeds or Auction Proceeds received with respect to such Series 2000-1 Leased Vehicle;

                           (viii) the Series 2000-1 Administrative Fee for the related Collection Period;

                           (ix) the amount, if any, to be distributed to the Lease Trustee for payment of principal of the Subordinated Notes (net of amounts paid pursuant to Section 6.6 of the Program Operating Lease), the amounts available with respect to such principal and any resulting shortfall (separately stated); and

                           (x) the amount, if any, to be distributed to the Lease Trustee for payment of principal of the Lease Trust Certificates, the amounts available with respect to such principal and any resulting shortfall (separately stated).

                  (c) The Indenture Trustee shall have no duty or obligation to verify or confirm the accuracy of any of the information or numbers set forth in any of the certificates required to be delivered to the Indenture Trustee in accordance with this Section 8.3 and the Indenture Trustee shall be fully protected in relying upon such certificates.

                  Section 8.4 Disbursement of Funds. (a) Pursuant to Section 5.2(e) of the Series 2000-1 Supplement, on the Business Day preceding each Payment Date, the Administrative Agent shall withdraw an amount equal to the Available Sale Proceeds from the Series 2000-1 Collection Account and deposit such amount in the Series 2000-1 Payment Account. Pursuant to Section 5.2(e) of the Series 2000-1 Supplement, on the Business Day preceding each Payment Date, the Administrative Agent shall withdraw an amount equal to the Cash Collateral Deposit Amount from the Series 2000-1 Collection Account and deposit such amount into the Cash Collateral Account.

                  On the Business Day preceding each Payment Date, the Indenture Trustee shall, in accordance with the Cash Collateral Account Certificate received from the Administrative Agent pursuant to Section 8.3(a), withdraw from the Cash Collateral Account and deposit in the Series 2000-1 Payment Account the Cash Collateral Required Draw Amount.

                  (b) On each Payment Date during the Revolving Period, the Indenture Trustee shall, in accordance with the Disbursement and Payment Instructions received from the Administrative Agent pursuant to Section 8.3(b), withdraw from the Series 2000-1 Payment Account the Available Funds on deposit therein (net of any Additional Fee Released Amount) and apply such amounts in accordance with the following priorities:

                           (i) to the Administrative Agent, an amount equal to any Monthly Payment Advances outstanding on the last day of the related Collection Period which the Administrative Agent has determined will not be reimbursed from Series 2000-1 Collections with respect to the related Series 2000-1 Lease;

                           (ii) to the Administrative Agent, an amount equal to the sum, with respect to each Series 2000-1 Leased Vehicle which was sold or otherwise disposed of by the Administrative Agent during the related Collection Period, of the excess, if any, of the Sale Proceeds Advance made with respect to such Series 2000-1 Leased Vehicle and the Sale Proceeds or Auction Proceeds received with respect to such Series 2000-1 Leased Vehicle;

                           (iii) to the Administrative Agent, the Series 2000-1 Administrative Fee for the preceding Collection Period;

                           (iv) to the Senior Noteholders, pro rata, without any priority between Classes, an amount equal to the interest accrued at the applicable Senior Note Interest Rate set forth in Section 2.1 during the preceding Interest Accrual Period on all Outstanding Classes of Senior Notes plus any overdue interest and interest on any overdue interest at the applicable Senior Note Interest Rate; provided however, that if there are not sufficient funds to pay the entire amount of accrued and unpaid interest then due on the Senior Notes, such funds shall be applied to the payment of such interest on each Class of senior Notes pro rata on the basis of the total of such interest due on the Senior Notes including any overdue interest at the applicable Senior Note Interest Rate;

                           (v) to the Lease Trust Distribution Account, an amount equal to the interest accrued on the Outstanding Amount of the Subordinated Notes at the Subordinated Note Interest Rate plus any overdue interest and interest on any overdue interest at the Subordinated Note Interest Rate during the preceding Interest Accrual Period (net of amounts paid pursuant to Section 6.6 of the Program Operating Lease);

                           (vi) to the Lease Trust Distribution Account, an amount equal to the interest accrued on the Aggregate Certificate Balance at the Certificate Interest Rate plus any overdue interest and interest on any overdue interest at the Certificate Interest Rate during the preceding Interest Accrual Period;

                           (vii) to the Administrative Agent, an amount equal to the Monthly Reinvestment Amount for the preceding Collection Period, to be paid to the Holders of the Non-Specified Interests as the purchase price for the Titling Company Interest in Leases and Leased Vehicles designated as Additional Series 2000-1 Leases and Additional Series 2000-1 Leased Vehicles as of the first day of the Collection Period in which such Payment Date occurs;

                           (viii) to the Cash Collateral Account until the amount on deposit therein is equal to the Required Cash Collateral Amount on such Payment Date; and

                           (ix) to the Lease Trust Distribution Account, all remaining Available Funds.

                  Notwithstanding the foregoing, on any Payment Date occurring after the maturity of the Senior Notes has been accelerated following an Event of Default pursuant to Section 5.4, amounts to be applied pursuant to clauses
(vii), (viii), and (ix) shall be paid as principal to the Senior Noteholders of each Class, ratably, without preference of priority of any kind, according to the principal amount due and payable on the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes.

                  (c) On each Payment Date during the Amortization Period, the Indenture Trustee shall, in accordance with the Disbursement and Payment Instructions received from the Administrative Agent pursuant to Section 8.3(b), withdraw from the Series 2000-1 Payment Account the Available Funds on deposit therein (net of any Additional Fee Released Amount) and apply such amounts in accordance with the following priorities:

                           (i) to the Administrative Agent, an amount equal to any Monthly Payment Advances outstanding on the last day of the related Collection Period which the Administrative Agent has determined will not be reimbursed from Series 2000-1 Collections with respect to the related Series 2000-1 Lease;

                           (ii) to the Administrative Agent, an amount equal to the sum, with respect to each Series 2000-1 Leased Vehicle which was sold or otherwise disposed of by the Administrative Agent during the related Collection Period, of the excess, if any, of the Sale Proceeds Advance made with respect to such Series 2000-1 Leased Vehicle and the Sale Proceeds or Auction Proceeds received with respect to such Series 2000-1 Leased Vehicle;

                           (iii) to the Administrative Agent, the Series 2000-1

         Administrative Fee for the preceding Collection Period;

                           (iv) to the Senior Noteholders, pro rata, an amount equal to the interest accrued at the Senior Note Interest Rate during the preceding Interest Accrual Period on all Outstanding Senior Notes plus any overdue interest and interest on any overdue interest at the Senior Note Interest Rate;

                           (v) to the Lease Trust Distribution Account, an amount equal to the interest accrued on the Outstanding Amount of the Subordinated Notes at the Subordinated Note Interest Rate plus any overdue interest and interest on any overdue interest at the Subordinated Note Interest Rate during the preceding Interest Accrual Period (net of amounts paid pursuant to Section 6.6 of the Program Operating Lease);

                           (vi) to the Lease Trust Distribution Account, an amount equal to the interest accrued on the Aggregate Certificate Balance at the Certificate Interest Rate plus any overdue interest and interest on any overdue interest at the Certificate Interest Rate during the preceding Interest Accrual Period;

                           (vii) to the Senior Noteholders, in the following order of priority, as payment of principal of the Senior Notes, an amount equal to the Monthly Pool Balance Decline for the preceding Collection Period (plus, in the case of the first Payment Date in the Amortization Period, the Excess Cash Amount) plus any principal of the Senior Notes due but not paid on a prior Payment Date, until all Classes of the Senior Notes are paid in full:

                                    (A) to Senior Noteholders of Class A-1
                  Senior Notes pro rata, until the Class A-1 Senior Notes have been paid in full;

                                    (B) to Senior Noteholders of Class A-2
                  Senior Notes pro rata, until the Class A-2 Senior Notes have been paid in full;

                                    (C) to Senior Noteholders of Class A-3
                  Senior Notes pro rata, until the Class A-3 Senior Notes have been paid in full;

                                    (D) to Senior Noteholders of Class A-4
                  Senior Notes pro rata, until the Class A-4 Senior Notes have been paid in full; and

                                    (E) to Senior Noteholders of Class A-5
                  Senior Notes pro rata, until the Class A-5 Senior Notes have been paid in full;

                           (viii) to the Cash Collateral Account until the amount on deposit therein is equal to the Required Cash Collateral Required Amount on such Payment Date;

                           (ix) if the Pool Balance as of the last day of the preceding Collection Period is greater than 80% of the Initial Pool Balance, to the Lease Trust Distribution Account, all remaining Available Funds; provided, however, that on any Payment Date occurring after the occurrence of an Early Amortization Event, amounts to be applied pursuant to this clause (ix) shall be paid as principal to the Senior Noteholders in the order of priority stated in clause (vii) above until all Classes of the Senior Notes are paid in full; and

                           (x) if the Pool Balance as of the last day of the preceding Collection Period is less than or equal to 80% of the Initial Pool Balance, to the Senior Noteholders, in the order of priority stated in clause (vii) above as payment of principal of the Senior Notes, an amount equal to the Additional Payment until all Classes of the Senior Notes have been paid in full.

Notwithstanding the foregoing, on any Payment Date occurring after the maturity of the Senior Notes has been accelerated following an Event of Default pursuant to Section 5.4, amounts to be applied pursuant to clauses (vii), (viii), (ix) and (x) shall be paid as principal to the Senior Noteholders of each Class, ratably, without preference or priority of any kind, according to the principal amount due and payable on the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes, until all Classes of the Senior Notes have been paid in full.

                  Amounts remaining, if any, after the application of funds pursuant to clauses (i) through (x) above shall be deposited to the Lease Trust Distribution Account for distribution by the Lease Trustee in accordance with the terms of the Subordinated Notes and the Lease Trust Agreement.

                  (d) On each Payment Date, the Indenture Trustee shall, in accordance with the Cash Collateral Account Certificate received from the Administrative Agent pursuant to Section 8.3(a), withdraw the Cash Collateral Additional Draw Amount from the Cash Collateral Account and apply such amounts to pay each of the items specified in Section 8.4(b) during the Revolving Period and Section 8.4(c) during the Amortization Period, in each case without duplication of the amounts already paid on such Payment Date, in accordance with the priorities set forth therein.

                  (e) On each Payment Date, the Indenture Trustee shall send, by first-class mail, a report to each Person who was a Senior Noteholder on the prior Record Date including the following information with respect to such Payment Date and the Related Collection Period:

                           (i) the Note Pool Factor of each Class of the Senior Notes;

                           (ii) the amount of interest paid on each Outstanding Class of Senior Notes;

                           (iii) the amount of the Monthly Pool Balance Decline and the amount thereof paid as principal to each Outstanding Class of the Senior Notes (separately stated);

                           (iv) the aggregate amount of Series 2000-1
         Collections deposited in the Series 2000-1 Collection Account (stating separately the components thereof);

                           (v) the Aggregate Net Monthly Payment Advances deposited in the Series 2000-1 Collection Account;

                           (vi) the aggregate amount of Sale Proceeds Advances reimbursed with Available Funds;

                           (vii) the aggregate amount of Monthly Payment Advances reimbursed with Available Funds;

                           (viii) the amount of Available Sale Proceeds deposited in the Series 2000-1 Collection Account (stating separately the components thereof);

                           (ix) the Cash Collateral Required Draw Amount and the Cash Collateral Additional Draw Amount;

                           (x)  the Available Funds;

                           (xi) the Series 2000-1 Administrative Fee for the preceding Collection Period;

                           (xii) the amount deposited to the Lease Trust Distribution

         Account for payment of interest (after giving effect to amounts paid pursuant to Section 6.6 of the Program Operating Lease) to the Subordinated Noteholders;

                           (xiii) the amount deposited to the Lease Trust Distribution Account for payment of interest to the Lease Trust Certificateholders;

                           (xiv) the Outstanding Amount of each Class of Senior Notes and of the Subordinated Notes, the Aggregate Certificate Balance and the Pool Balance (separately stated);

                           (xv) the Cash Collateral Amount and the Required Cash Collateral Amount (after giving effect to all deposits to and withdrawals from the Cash Collateral Account with respect to such Payment Date);

                           (xvi) the Aggregate Series 2000-1 Securitization Net Credit Losses for such Collection Period and as a percentage of the Pool Balance as of the first day of such Collection Period;

                           (xvii) the Aggregate Series 2000-1 Residual Losses for the Series 2000-1 Leased Vehicles sold or otherwise disposed of during such Collection Period and as a percentage of the Pool Balance as of the first day of such Collection Period;

                           (xviii) if the Payment Date immediately follows a Collection Period during the Revolving Period, the Excess Cash Amount as of the first day of such Collection Period and the percentage equivalent of a fraction, (x) the numerator of which is the Excess Cash Amount as of the first day of such Collection Period and (y) the denominator of which is the Bond Balance;

                           (xix) the percentage equivalent of a fraction, the numerator of which is the aggregate Securitization Value as of the last day of such Collection Period of the Series 2000-1 Leases and Series 2000-1 Leased Vehicles for which the related Monthly Payment is at least 61 days past due as of the last day of such Collection Period, and the denominator of which is the Pool Balance as of the first day of such Collection Period;

                           (xxi) for the preceding three consecutive Collection Periods, the average of a fraction calculated for each such Collection Period, the numerator of which is the Aggregate Series 2000-1 Securitization Net Credit Losses for such Collection Period and the denominator of which is the Pool Balance as of the first day of such Collection Period;

                           (xxii) for the preceding three consecutive Collection Periods, the average of a fraction calculated for each such Collection Period, the numerator of which is the aggregate Securitization Value as of the last day of such Collection Period of the Series 2000-1 Leases and Series 2000-1 Leased Vehicles for which the related Monthly Payment is at least 61 days past due as of the last day of such Collection Period and the denominator of which is the Pool Balance as of the first day of such Collection Period; and

                           (xxiii) for the preceding three consecutive
         Collection Periods, the average of a fraction calculated for each such Collection Period, the numerator of which is the Aggregate Series 2000-1 Residual Losses for the Series 2000-1 Leased Vehicles sold or otherwise disposed of during such Collection Period following the Normal Termination or the Early Normal Termination of the related Series 2000-1 Lease, and the denominator of which is the aggregate Residual Values of such Series 2000-1 Leased Vehicles.

                  Section 8.5 General Provisions Regarding Accounts. Subject to
Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in the Series 2000-1 Payments Account, the Series 2000-1 Collection Account, the Series 2000-1 Payahead Account, or the Cash Collateral Account resulting from any loss on any Permitted Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on any such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

                  Section 8.6 Release of Indenture Trust Estate. The Indenture Trustee shall, at such time as there are no Senior Notes Outstanding and all sums due to the Indenture Trustee pursuant to Section 6.6 have been paid, release any remaining portion of the Indenture Trust Estate that secured the Senior Notes from the lien of this Indenture, release to the Lease Trustee or any other Person entitled thereto any funds then on deposit in the Series 2000-1 Payments Account and deliver the Subordinated Notes to the Lease Trustee which shall hold the Subordinated Notes in accordance with Section 6.4 of the Program Operating Lease. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.6 only upon receipt of an Issuer Request accompanied by an Officers' Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  Section 9.1 Supplemental Indentures Without Consent of Senior Noteholders. (a) Without the consent of the Senior Noteholders, but with prior notice to the Rating Agencies, the Lease Trustee, on behalf of the Lease Trust, and the Indenture Trustee, when requested by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                           (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                           (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Lease Trust, and the assumption by any such successor of the covenants of the Lease Trust herein and in the Senior Notes contained;

                           (iii) to add to the covenants of the Lease Trust, for the benefit of the Senior Noteholders, or to surrender any right or power herein conferred upon the Lease Trust;

                           (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                           (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture which shall not be inconsistent with the provisions of this Indenture; provided that such other provisions shall not adversely affect the interests of the Senior Noteholders; or

                           (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Senior Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                           (vii) to modify, eliminate or add to the provisions of this

         Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

                  The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Lease Trustee, on behalf of the Lease Trust, and the Indenture Trustee, when requested by an Issuer Request, may, also without the consent of the Senior Noteholders, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner (other than the modifications set forth in Section 9.2 which require consent of the Holder of each Senior Note affected thereby) the rights of the Senior Noteholders under this Indenture; provided, however, that
(i) such action shall not, as evidenced by an Opinion of Counsel, materially adversely affect the interests of any Senior Noteholder, (ii) the Rating Agency Condition shall have been satisfied with respect to such action and (iii) such action shall not, as evidenced by an Opinion of Counsel, (x) affect the treatment of the Senior Notes as debt for federal income tax purposes, (y) be deemed to cause a taxable exchange of the Senior Notes for federal income tax purposes or (z) cause the Lease Trust, RCL Trust 2000-1 or any Titling Company to be taxable as an "association" or publicly traded partnership taxable as a corporation for federal income tax purposes.

                  Section 9.2 Supplemental Indentures with Consent of Senior Noteholders. The Lease Trustee, on behalf of the Lease Trust, and the Indenture Trustee, when requested by an Issuer Request, also may, with the consent of Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes, by Act of such Senior Noteholders delivered to the Lease Trustee and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Senior Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Senior Noteholder of each Outstanding Senior Note affected thereby:

                           (i) change the Stated Maturity of or the date of payment of any installment of principal of or interest on any Senior Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Indenture Trust Estate to payment of principal of or interest on the Senior Notes, or change any place of payment where, or the coin or currency in which, any Senior Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Senior Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                           (ii) reduce the percentage of the Outstanding Amount of the Senior Notes, the consent of the Senior Noteholders of which is required for any such supplemental indenture, or the consent of the Senior Noteholders of which is required for any waiver of compliance with provisions of this Indenture including, without limitation, the provisions of this Indenture relating to Potential Events of Default, Events of Default, Potential Early Amortization Events or Early Amortization Events and their consequences;

                           (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                           (iv) reduce the percentage of the Outstanding Amount of the Senior Notes required to direct the Indenture Trustee to direct the Lease Trustee to sell or liquidate the Indenture Trust Estate pursuant to Section 5.6 if the proceeds of such sale would be insufficient to pay the Outstanding Amount plus accrued but unpaid interest on the Senior Notes;

                           (v) modify any provision of this Section 9.2 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Senior Noteholder of each Outstanding Senior Note affected thereby;

                           (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Senior Note on any Payment Date (including the calculation of any of the individual components of such calculation);

                           (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Senior Noteholder of the security provided by the lien of this

Indenture; or

                           (viii) impair the right to institute suit for the enforcement of payment as provided in Section 5.9.

                  Any such supplemental indenture shall be executed only upon delivery of an Opinion of Counsel to the same effect as in Section 9.1(b)(iii)(z) above. The Indenture Trustee may in its discretion determine whether or not any Senior Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon all Senior Noteholders, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                  It shall not be necessary for any Act of Senior Noteholders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Promptly after the execution by the Lease Trustee, on behalf of the Lease Trust, and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.2, the Indenture Trustee shall mail to the Senior Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  Section 9.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or indemnities under this Indenture or otherwise.

                  Section 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Senior Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Lease Trust, the Lease Trustee and the Senior Noteholders thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section 9.5 Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture is required to be qualified under the TIA.

                  Section 9.6 Reference in Senior Notes to Supplemental Indentures. Senior Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Lease Trustee or the Indenture Trustee shall so determine, new Senior Notes so modified as to conform, in the opinion of the Indenture Trustee and the Lease Trustee, to any such supplemental indenture may be prepared and executed by the Lease Trustee, on behalf of the Lease Trust, and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Senior Notes.

                                    ARTICLE X

                           REDEMPTION OF SENIOR NOTES

                  Section 10.1 Redemption. The Senior Notes shall be redeemed in whole, but not in part, for a purchase price equal to the Redemption Price on any Payment Date on which the Administrative Agent exercises its option to purchase the Series 2000-1 Certificates pursuant to Section 7.1 of the Series 2000-1 Supplement; provided, however, that the Lease Trust has available funds sufficient to pay the Redemption Price. The Administrative Agent or the Lease Trustee shall furnish the Rating Agencies notice of such redemption. If the Senior Notes are to be redeemed pursuant to this Section 10.1, the Lease Trustee shall or shall cause the Administrative Agent to furnish notice of such election to the Indenture Trustee not later than forty-five days (unless a shorter notice shall be satisfactory to the Indenture Trustee) prior to the Redemption Date. Pursuant to Section 7.1 of the Series 2000-1 Supplement, on the Business Day preceding the Redemption Date, the Administrative Agent shall deposit the Series 2000-1 Asset Amount plus an amount equal to one month's interest calculated at a rate equal to the weighted average Retail Operating Lease Factor for such Series 2000-1 Assets with the Indenture Trustee in the Series 2000-1 Collection Account whereupon all such Senior Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.2 to each Senior Noteholder.

                  Section 10.2 Form of Redemption Notice. Notice of redemption under Section 10.1 shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed at least thirty days prior to the Redemption Date to each Senior Noteholder, on the Record Date immediately preceding the Redemption Date, at such Senior Noteholder's address appearing in the Senior Note Register.

                  All notices of redemption shall state:

                           (i)  the Redemption Date;

                           (ii)  the Redemption Price;

                           (iii) the place where the Senior Notes to be redeemed are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Lease Trustee to be maintained as provided in Section 3.2); and

                           (iv) that on the Redemption Date, the Redemption Price will become due and payable upon each such Senior Note and that interest thereon shall cease to accrue from and after said date.

                  Notice of redemption of the Senior Notes shall be given by the Indenture Trustee in the name and at the expense of the Lease Trust. Failure to give notice of redemption, or any defect therein, to any Senior Noteholder shall not impair or affect the validity of the redemption of any other Senior Note.

                  Section 10.3 Senior Notes Payable on Redemption Date. The Senior Notes to be redeemed shall, following notice of redemption as required by
Section 10.2, become due and payable on the Redemption Date at the Redemption Price and (unless the Lease Trust shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period from and including the Redemption Date.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  Section 11.1 Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Lease Trustee to the Indenture Trustee to take any action under any provision of this Indenture, the Lease Trustee shall furnish to the Indenture Trustee (i) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (i) a statement that each signatory of such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                           (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                  (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Lease Trustee shall, in addition to any obligation imposed in
Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officers' Certificate certifying as to the fair value (within 90 days of such deposit) to the Lease Trust of the Collateral or other property or securities to be so deposited.

                           (ii) Whenever any property or securities are to be released from the lien of this Indenture, the Lease Trustee shall also furnish to the Indenture Trustee an Officers' Certificate certifying the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such Person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                           (iii) Notwithstanding Section 2.9 or any other provision of this Section 11.1, the Lease Trustee may (A) collect, liquidate, sell or otherwise dispose of the Collateral as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Series 2000-1 Payments Account as and to the extent permitted or required by the Basic Documents.

                  Section 11.2 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Administrative Agent, the RCL Trustee or the Lease Trustee, stating that the information with respect to such factual matters is in the possession of the Administrative Agent, the RCL Trustee or the Lease Trustee, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Lease Trustee shall deliver, on behalf of the Lease Trust, any document as a condition of the granting of such application, or as evidence of the Lease Trust's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Lease Trust to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                  Section 11.3 Acts of Senior Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Senior Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Senior Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Lease Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Senior Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Lease Trustee, if made in the manner provided in this Section 11.3.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                  (c) The ownership of Senior Notes shall be proved by the Senior Note Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the holder of any Senior Note shall bind the holder of every Senior Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Lease Trustee in reliance thereon, whether or not notation of such action is made upon such Senior Note.

                  Section 11.4 Notices, etc., to Indenture Trustee, Lease Trustee and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Senior Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                  (a) the Indenture Trustee by any Senior Noteholder, the Administrative Agent or the Lease Trustee shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

                  (b) the Lease Trustee by the Indenture Trustee, or by any Senior Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Lease Trustee addressed to:
Ford Credit Auto Lease Trust 2000-1, in care of The Bank of New York, 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Lease Trustee. The Lease Trustee shall promptly transmit any notice received by it from the Senior Noteholders to the Indenture Trustee; provided, however, that service of process in connection with any litigation hereunder shall be effected in accordance with applicable law.

                  Notices required to be given to the Rating Agencies by the Lease Trustee or the Indenture Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested to (i) in the case of Moody's Investors Service, Inc., at the following address: 99 Church Street , New York, NY 10007, Attention: ABS Monitoring Group; with a copy to [ ] and (ii) in the case of Standard & Poor's Ratings Services, at the following address:
Standard & Poor's Ratings Services, 55 Water Street (41st Floor), New York, New York 10041, Attention: Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.
                  Section 11.5 Notices to Senior Noteholders; Waiver. Where this Indenture provides for notice to Senior Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Senior Noteholder affected by such event, at his address as it appears on the Senior Note Register, not later than the latest and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Senior Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Senior Noteholder shall affect the sufficiency of such notice with respect to other Senior Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Senior Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Senior Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                  Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default or Early Amortization Event.

                  Section 11.6 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control. The provisions of TIA ss.ss. 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein:

                  Section 11.7 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 11.8 Successors and Assigns. All covenants and agreements in this Indenture and the Senior Notes by the Lease Trust shall bind its successors and assigns, whether so expressed or not.

                  All agreements of the Indenture Trustee in this Indenture shall bind its successors.

                  Section 11.9 Separability. In case any provision in this Indenture or in the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 11.10 Benefits of Indenture. Nothing in this Indenture or in the Senior Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Senior Noteholders (and, with respect to Sections 8.3 and 8.4, the Subordinated Noteholders and the Lease Trust Certificateholders), and any other Person with an ownership interest in any part of the Indenture Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 11.11 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Senior Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                  Section 11.12 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 11.13 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 11.14 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Lease Trustee, on behalf of the Lease Trust, accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Senior Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

                  Section 11.15 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Lease Trust, the Lease Trustee, or the Indenture Trustee on the Senior Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Lease Trustee in their individual capacities, (ii) any Subordinated Noteholder, (iii) any Lease Trust Certificateholder or (iv) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Lease Trustee in their individual capacities, any Subordinated Noteholder, any Lease Trust Certificateholder, the Lease Trustee or the Indenture Trustee of any successor or assign of the Indenture Trustee or the Lease Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Lease Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Lease Trust hereunder, the Lease Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Lease Trust Agreement.

                  Section 11.16 No Petition. The Indenture Trustee, by entering into this Indenture, and each Senior Noteholder or Senior Note Owner, by accepting a Senior Note or, in the case of a Senior Note Owner, a beneficial interest in a Senior Note, each hereby covenants and agrees that for a period of one year and one day after payment in full of the Series 2000-1 Certificates, they will not institute against any Titling Company, RCL Trust 2000-1 or the Lease Trust, or join in any institution against any Titling Company, RCL Trust 2000-1 or the Lease Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Senior Notes, this Indenture or any of the other Basic Documents. Nothing in this Section 11.16 shall preclude, or be deemed to stop, the Indenture Trustee (i) from taking any action prior to the expiration of the aforementioned one year and one day period in (A) any case or proceeding voluntarily filed by the Lease Trust or (B) any involuntary insolvency proceeding filed or commenced by a Person other than the Indenture Trustee, or
(ii) from commencing against the Lease Trust or any of its properties any legal action which is not a bankruptcy, moratorium or liquidation.

                  Section 11.17 Inspection. The Lease Trust agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Lease Trust's normal business hours, to examine all the books of account, records, reports, and other papers of the Lease Trust, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Lease Trust's affairs, finances and accounts with the Lease Trust's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.


                  Section 11.18 Submission of Jurisdiction. The Lease Trust hereby submits to the nonexclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Indenture or the transactions contemplated hereby.

                  [THIS SPACE LEFT INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the Lease Trustee, on behalf of the Lease Trust, and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.


                                 FORD CREDIT AUTO LEASE TRUST 2000-1

                                 By:     THE BANK OF NEW YORK
                                         (DELAWARE), not in its individual
                                         capacity but solely as Lease Trustee


                                 By:
                                      ----------------------------------------
                                      Name:
                                      Title:


                                 THE CHASE MANHATTAN BANK, not in its
                                 individual capacity but solely as Indenture
                                 Trustee

                                  By:
                                      ----------------------------------------
                                      Name:
                                      Title:

                                                                     EXHIBIT A-1

                        [Form of Class A-1 Senior Notes]


REGISTERED


No. R-1


                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              CUSIP NO. [     ]

                  Unless this Senior Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Lease Trustee or its agent for registration of transfer, exchange or payment, and any Senior Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL OF THIS SENIOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN
ON THE FACE HEREOF.


                       FORD CREDIT AUTO LEASE TRUST 2000-1


                     [ ]% CLASS A-1 ASSET BACKED SENIOR NOTE


                  Ford Credit Auto Lease Trust 2000-1 (the "Lease Trust"), a trust created pursuant to a trust agreement dated as of [ ], 2000 between RCL Trust 2000-1, as Depositor and The Bank of New York (Delaware), acting thereunder not in its individual capacity but solely as trustee of the Lease Trust (the "Lease Trustee"), for value received, hereby promises to pay CEDE & CO., or registered assigns, upon presentation and surrender of this Senior Note the principal sum of [ ] (U.S. $[ ]) on the earlier of the [ ] Payment Date (the "Stated Maturity") and the Redemption

Date, if any, pursuant to Section 10.1 of the Indenture. The Lease Trust will pay interest on this Senior Note at the rate per annum shown above (the "Senior
Note Interest Rate") on each Payment Date until the principal of this Senior
Note is paid or made available for payment, on the principal amount of this Senior Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Senior Note will accrue from and including the [15th day] of the calendar month preceding the calendar month in which the Payment Date occurs to but excluding the [15th] day of the calendar month in which the Payment Date occurs or, if no interest has yet been paid, from and including [ ], 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The principal of and interest on this Senior Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Senior Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Lease Trust with respect to this Senior Note shall be applied first to interest due and payable on this Senior Note as provided above and then to the unpaid principal of this Senior Note.

                  Reference is made to the further provisions of this Senior Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Senior Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Lease Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

Date: [  ], 2000

                                   FORD CREDIT AUTO LEASE TRUST 2000-1,

                                   By: THE BANK OF NEW YORK (DELAWARE), not in
                                   its individual capacity but solely as Lease
                                   Trustee under the Lease Trust Agreement

                                   By:
                                         --------------------------------------
                                         Name:
                                         Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class A-1 Senior Notes designated above and referred to in the within-mentioned Indenture.

Date:  [  ], 2000

                                   THE CHASE MANHATTAN BANK, not in its
                                   individual capacity but solely as Indenture
                                   Trustee


                                  By:
                                      ----------------------------------------
                                                Authorized Officer

                             REVERSE OF SENIOR NOTE


                  This Senior Note is one of a duly authorized issue of Senior Notes of the Lease Trust, designated as its "[ ]% Class A-1 Asset Backed Senior Notes" (herein called the "Class A-1 Senior Notes") issued under an Indenture, dated as of [ ], 2000 (as supplemented or amended, the "Indenture"), between the Lease Trust and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Lease Trust, the Indenture Trustee and the Senior Noteholders. Also issued under the Indenture are the [ ]% Class A-2 Asset Backed Senior Notes (the "Class A-2 Senior Notes"), [ ]% Class A-3 Asset Backed Senior Notes (the "Class A-3 Senior Notes"), [ ]% Class A-4 Asset Backed Senior Notes (the "Class A-4 Senior Notes"), and [ ]% Class A-5 Asset Backed Senior Notes (the "Class A-5 Senior Notes" and, together with the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes and the Class A-4 Senior Notes, the "Senior Notes"). The Senior Notes are subject to all terms of the Indenture. All terms used in this Senior Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  All of the Senior Notes are and will be equally and ratably secured by the Collateral as provided in the Indenture.

                  Under the Indenture, interest will be payable on the 15th day of each calendar month or, if any such 15th day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing [ ], 2000, to the Person in whose name this Senior Note is registered on the last day of the calendar month preceding such Payment Date (the "Record Date"). On each Payment Date, there shall be distributed to such Senior Noteholder the interest accrued at the Senior Note Interest Rate during the preceding Interest Accrual Period on the Outstanding Amount of this Senior Note on the preceding Payment Date (after giving effect to all payments of principal made on such Payment Date) or with respect to the first Payment Date, on the Outstanding Amount of this Senior Note on [ ], 2000. No principal will be paid on this Senior Note on any Payment Date occurring during the Revolving Period. On each Payment Date during the Amortization Period, there shall be distributed to the Senior Noteholders the principal, if any, available to be paid on such Payment Date in accordance with the terms of the Indenture; provided, that no principal shall be paid on the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes until the Class A-1 Senior Notes have been paid in full. The Amortization Period will commence on [ ], 2001 unless an Early Amortization Event occurs prior to such date. If an Early Amortization Event occurs, the Amortization Period will commence and principal on this Senior Note will be payable commencing on the Payment Date occurring in the Collection Period following the Collection Period in which the Early Amortization Event occurred.

                  As described above, the entire unpaid principal amount of this Senior Note shall be due and payable on the earlier of the Stated Maturity and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Senior Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or Senior Noteholders of Senior Notes evidencing not less than a majority of the Outstanding Amount of the Senior Notes have declared the Senior Notes to be immediately due and payable in the manner provided in Section 5.3 of the Indenture. On and after such date, all principal payments on the Senior Notes shall be made to the Senior Noteholders of the Class A- 1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A- 4 Senior Notes and the Class A-5 Senior Notes ratably and without preference or priority of any kind until the Outstanding Amount of the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes each has been reduced to zero.

                  Payments of interest on this Senior Note due and payable on each Payment Date, together with the payments of principal, if any, to the extent not in full payment of this Senior Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Senior Note (or one or more Predecessor Senior Notes) on the Senior Note Register as of the close of business on each Record Date, except that with respect to Senior Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Senior Note Register as of the applicable Record Date without requiring that this Senior Note be submitted for notation of payment. Any reduction in the principal amount of this Senior Note (or any one or more Predecessor Senior Notes) effected by any payments made on any Payment Date shall be binding upon all future Senior Noteholders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Senior Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Lease Trust, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Senior Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Lease Trust shall pay interest on overdue installments of interest at the Senior Note Interest Rate to the extent lawful.

                  As provided in the Indenture, the Senior Notes shall be redeemed in whole, but not in part, on any Payment Date on or after the date on which the Pool Balance is less than ten percent of the initial Pool Balance and on which the Administrative Agent exercises its option to purchase the Series 2000-1 Certificates. The Senior Notes to be redeemed shall, following notice of redemption as required by Section 10.2 of the Indenture, become due and payable on the Redemption Date at the Redemption Price and (unless the Lease Trust shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period from and including the Redemption Date.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Senior Note may be registered on the Senior Note Register upon surrender of this Senior Note for registration of transfer at the office or agency designated by the Lease Trustee pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Senior Noteholder of this Senior Note or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Senior Note Registrar which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Senior Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Senior Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Senior Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  The obligation represented by this Senior Note is limited to the Series 2000-1 Specified Assets and the Series 2000-1 Specified Interest. The Senior Noteholder by accepting this Senior Note acknowledges and agrees that, if an Insolvency Event occurs with respect to any Titling Company, any claim that such Senior Noteholder may seek to enforce against such Titling Company or the Specified Assets allocated to any Specified Interest of such Titling Company other than the Specified Interest represented by a Series 2000-1 Certificate shall be subordinated to the payment in full, including post-petition interest, of the claims of the holders of any

Securities related to the Specified Assets allocated to such other Specified Interests of such Titling Company.

                  Each Senior Noteholder or Senior Note Owner, by acceptance of a Senior Note or, in the case of a Senior Note Owner, a beneficial interest in a Senior Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Lease Trust, the Lease Trustee or the Indenture Trustee on the Senior Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Lease Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Lease Trust or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Lease Trustee in their individual capacities, any holder of a beneficial interest in the Lease Trust, the Lease Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Lease Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  The Senior Notes represent obligations of the Lease Trust only and do not represent interests in, recourse to or obligations of RCL Trust 2000-1, Ford Credit or any of their respective affiliates.

                  Each Senior Noteholder or Senior Note Owner, by acceptance of a Senior Note or, in the case of a Senior Note Owner, a beneficial interest in a Senior Note, covenants and agrees that by accepting the benefits of the Indenture that such Senior Noteholder will not at any time institute against the Lease Trust, any Titling Company or RCL Trust 2000-1, or join in any institution against the Lease Trust, any Titling Company or RCL Trust 2000-1 of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Senior Notes, the Indenture or the other Basic Documents.

                  Prior to the due presentment for registration of transfer of this Senior Note, the Lease Trustee, the Indenture Trustee and any agent of the Lease Trustee or the Indenture Trustee may treat the Person in whose name this Senior Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Lease Trustee, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Lease Trust and the rights of the Senior Noteholders under the Indenture at any time by the Lease Trust with the consent of Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes. The Indenture also contains provisions permitting Senior Noteholders holding specified percentages of the Outstanding Amount of the Senior Notes, on behalf of all Senior Noteholders, to waive compliance by the Lease Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Senior Noteholder of this Senior Note (or any one of more Predecessor Senior Notes) shall be conclusive and binding upon such Senior Noteholder and upon all future Senior Noteholders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Senior Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Senior Noteholders.

                  The term "Lease Trust" as used in this Senior Note includes any successor to the Lease Trust under the Indenture.

                  The Senior Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  THIS SENIOR NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Lease Trust, which is absolute and unconditional, to pay the principal of and interest on this Senior Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither The Bank of New York (Delaware) in its individual capacity, any owner of a beneficial interest in the Lease Trust, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Senior Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Lease Trustee for the sole purpose of binding the interests of the Lease Trustee in the assets of the Lease Trust. The Senior Noteholder of this Senior Note by the acceptance hereof agrees that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Senior Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Lease Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Senior Note.

                                   ASSIGNMENT


                  Social Security or taxpayer I.D. or other identifying number of assignee



--------------------------------------------------------------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
               -----------------------------------------------------------------

--------------------------------------------------------------------------------

                         (name and address of assignee)

the within Senior Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________, attorney, to transfer said Senior Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                       ***
      ----------------------                      ---------------------------
                                                     Signature Guaranteed:


                                                  ---------------------------


----------------------------

*** Note: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Senior
         Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-2

                        [Form of Class A-2 Senior Notes]


REGISTERED


No. R-1


                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                           CUSIP NO. [         ]

                  Unless this Senior Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Lease Trustee or its agent for registration of transfer, exchange or payment, and any Senior Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  AS SET FORTH HEREIN THE OUTSTANDING PRINCIPAL OF THIS SENIOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                       FORD CREDIT AUTO LEASE TRUST 2000-1


                     [ ]% CLASS A-2 ASSET BACKED SENIOR NOTE


                  Ford Credit Auto Lease Trust 2000-1 (the "Lease Trust"), a trust created pursuant to a trust agreement dated as of [ ], 2000 between RCL Trust 2000-1, as Depositor and The Bank of New York (Delaware), acting thereunder not in its individual capacity but solely as trustee of the Lease Trust (the "Lease Trustee"), for value received, hereby promises to pay CEDE & CO., or registered assigns, upon presentation and surrender of this Senior Note
the principal sum of [    ] (U.S. $[ ]) on the earlier of the [ ] Payment Date
(the "Stated Maturity") and the Redemption

Date, if any, pursuant to Section 10.1 of the Indenture. The Lease Trust will pay interest on this Senior Note at the rate per annum shown above (the "Senior
Note Interest Rate") on each Payment Date until the principal of this Senior
Note is paid or made available for payment, on the principal amount of this Senior Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Senior Note will accrue from and including the [15th day] of the calendar month preceding the calendar month in which the Payment Date occurs to but excluding the [15th] day of the calendar month in which the Payment Date occurs or, if no interest has yet been paid, from and including [ ], 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The principal of and interest on this Senior Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Senior Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Lease Trust with respect to this Senior Note shall be applied first to interest due and payable on this Senior Note as provided above and then to the unpaid principal of this Senior Note.

                  Reference is made to the further provisions of this Senior Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Senior Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Lease Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

Date: [  ], 2000

                        FORD CREDIT AUTO LEASE TRUST 2000-1,

                        By:  THE BANK OF NEW YORK (DELAWARE),
                              not in its individual capacity but solely as Lease Trustee under the Lease Trust Agreement

                                 By:
                                     ----------------------------------------
                                     Name:
                                     Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class A-2 Senior Notes designated above and referred to in the within-mentioned Indenture.

Date:  [  ], 2000

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Indenture
                                  Trustee


                                  By:
                                      ----------------------------------------
                                                  Authorized Officer

                             REVERSE OF SENIOR NOTE


                  This Senior Note is one of a duly authorized issue of Senior Notes of the Lease Trust, designated as its "[ ]% Class A-2 Asset Backed Senior Notes" (herein called the "Class A-2 Senior Notes") issued under an Indenture, dated as of [ ], 2000 (as supplemented or amended, the "Indenture"), between the Lease Trust and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Lease Trust, the Indenture Trustee and the Senior Noteholders. Also issued under the Indenture are the [ ]% Class A-1 Asset Backed Senior Notes (the "Class A-1 Senior Notes"), [ ]% Class A-3 Asset Backed Senior Notes (the "Class A-3 Senior Notes"), [ ]% Class A-4 Asset Backed Senior Notes (the "Class A-4 Senior Notes"), and [ ]% Class A-5 Asset Backed Senior Notes (the "Class A-5 Senior Notes" and, together with the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes and the Class A-4 Senior Notes, the "Senior Notes"). The Senior Notes are subject to all terms of the Indenture. All terms used in this Senior Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  All of the Senior Notes are and will be equally and ratably secured by the Collateral as provided in the Indenture.

                  Under the Indenture, interest will be payable on the 15th day of each calendar month or, if any such 15th day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing [ ], 2000, to the Person in whose name this Senior Note is registered on the last day of the calendar month preceding such Payment Date (the "Record Date"). On each Payment Date, there shall be distributed to such Senior Noteholder the interest accrued at the Senior Note Interest Rate during the preceding Interest Accrual Period on the Outstanding Amount of this Senior Note on the preceding Payment Date (after giving effect to all payments of principal made on such Payment Date) or with respect to the first Payment Date, on the Outstanding Amount of this Senior Note on [ ], 2000. No principal will be paid on this Senior Note on any Payment Date occurring during the Revolving Period. On each Payment Date during the Amortization Period, there shall be distributed to the Senior Noteholders the principal, if any, available to be paid on such Payment Date in accordance with the terms of the Indenture; provided, that no principal shall be paid on the Class A-2 Senior Notes until the Class A-1 Senior Notes have been paid in full; provided, further, that no principal shall be paid on the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes until the Class A-2 Senior Notes have been paid in full. The Amortization Period will commence
on [       ], 2001 unless an Early Amortization Event occurs prior to such date.
If an Early

Amortization Event occurs, the Amortization Period will commence and principal on this Senior Note will be payable commencing on the Payment Date occurring in the Collection Period following the Collection Period in which the Early Amortization Event occurred.

                  As described above, the entire unpaid principal amount of this Senior Note shall be due and payable on the earlier of the Stated Maturity and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Senior Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or Senior Noteholders of Senior Notes evidencing not less than a majority of the Outstanding Amount of the Senior Notes have declared the Senior Notes to be immediately due and payable in the manner provided in Section 5.3 of the Indenture. On and after such date, all principal payments on the Senior Notes shall be made to the Senior Noteholders of the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes ratably and without preference or priority of any kind until the Outstanding Amount of the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes each has been reduced to zero.

                  Payments of interest on this Senior Note due and payable on each Payment Date, together with the payments of principal, if any, to the extent not in full payment of this Senior Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Senior Note (or one or more Predecessor Senior Notes) on the Senior Note Register as of the close of business on each Record Date, except that with respect to Senior Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Senior Note Register as of the applicable Record Date without requiring that this Senior Note be submitted for notation of payment. Any reduction in the principal amount of this Senior Note (or any one or more Predecessor Senior Notes) effected by any payments made on any Payment Date shall be binding upon all future Senior Noteholders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Senior Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Lease Trust, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Senior Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Lease Trust shall pay interest on overdue installments of interest at the Senior Note Interest Rate to the extent lawful.

                  As provided in the Indenture, the Senior Notes shall be redeemed in whole, but not in part, on any Payment Date on or after the date on which the Pool Balance is less than ten percent of the initial Pool Balance and on which the Administrative Agent exercises its option to purchase the Series 2000-1 Certificates. The Senior Notes to be redeemed shall, following notice of redemption as required by Section 10.2 of the Indenture, become due and payable on the Redemption Date at the Redemption Price and (unless the Lease Trust shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period from and including the Redemption Date.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Senior Note may be registered on the Senior Note Register upon surrender of this Senior Note for registration of transfer at the office or agency designated by the Lease Trustee pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Senior Noteholder of this Senior Note or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Senior Note Registrar which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Senior Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Senior Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Senior Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  The obligation represented by this Senior Note is limited to the Series 2000-1 Specified Assets and the Series 2000-1 Specified Interest. The Senior Noteholder by accepting this Senior Note acknowledges and agrees that, if an Insolvency Event occurs with respect to any Titling Company, any claim that such Senior Noteholder may seek to enforce against such Titling Company or the Specified Assets allocated to any Specified Interest of such Titling Company other than the

Specified Interest represented by a Series 2000-1 Certificate shall be subordinated to the payment in full, including post-petition interest, of the claims of the holders of any Securities related to the Specified Assets allocated to such other Specified Interests of such Titling Company.

                  Each Senior Noteholder or Senior Note Owner, by acceptance of a Senior Note or, in the case of a Senior Note Owner, a beneficial interest in a Senior Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Lease Trust, the Lease Trustee or the Indenture Trustee on the Senior Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Lease Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Lease Trust or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Lease Trustee in their individual capacities, any holder of a beneficial interest in the Lease Trust, the Lease Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Lease Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  The Senior Notes represent obligations of the Lease Trust only and do not represent interests in, recourse to or obligations of RCL Trust 2000-1, Ford Credit or any of their respective affiliates.

                  Each Senior Noteholder or Senior Note Owner, by acceptance of a Senior Note or, in the case of a Senior Note Owner, a beneficial interest in a Senior Note, covenants and agrees that by accepting the benefits of the Indenture that such Senior Noteholder will not at any time institute against the Lease Trust, any Titling Company or RCL Trust 2000-1, or join in any institution against the Lease Trust, any Titling Company or RCL Trust 2000-1 of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Senior Notes, the Indenture or the other Basic Documents.

                  Prior to the due presentment for registration of transfer of this Senior Note, the Lease Trustee, the Indenture Trustee and any agent of the Lease Trustee or the Indenture Trustee may treat the Person in whose name this Senior Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Lease Trustee, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Lease Trust and the rights of the Senior Noteholders under the Indenture at any time by the Lease Trust with the consent of Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes. The Indenture also contains provisions permitting Senior Noteholders holding specified percentages of the Outstanding Amount of the Senior Notes, on behalf of all Senior Noteholders, to waive compliance by the Lease Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Senior Noteholder of this Senior Note (or any one of more Predecessor Senior Notes) shall be conclusive and binding upon such Senior Noteholder and upon all future Senior Noteholders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Senior Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Senior Noteholders.

                  The term "Lease Trust" as used in this Senior Note includes any successor to the Lease Trust under the Indenture.

                  The Senior Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  THIS SENIOR NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Lease Trust, which is absolute and unconditional, to pay the principal of and interest on this Senior Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither The Bank of New York (Delaware) in its individual capacity, any owner of a beneficial interest in the Lease Trust, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Senior Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Lease Trustee for the sole purpose of binding the interests of the Lease Trustee in the assets of the Lease Trust. The Senior Noteholder of this Senior Note by the acceptance hereof agrees that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Senior Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Lease Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Senior Note.

                                   ASSIGNMENT


                  Social Security or taxpayer I.D. or other identifying number of assignee



--------------------------------------------------------------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
              ------------------------------------------------------------------

--------------------------------------------------------------------------------

                         (name and address of assignee)

the within Senior Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________, attorney, to transfer said Senior Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                      ****
      -----------------------                     --------------------------
                                                     Signature Guaranteed:







-----------------------------
DF



--------
**** Note: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Senior
         Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-3

                        [Form of Class A-3 Senior Notes]


REGISTERED


No. R-1


                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                            CUSIP NO. [        ]

                  Unless this Senior Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Lease Trustee or its agent for registration of transfer, exchange or payment, and any Senior Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  AS SET FORTH HEREIN THE OUTSTANDING PRINCIPAL OF THIS SENIOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                       FORD CREDIT AUTO LEASE TRUST 2000-1


                     [ ]% CLASS A-3 ASSET BACKED SENIOR NOTE


                  Ford Credit Auto Lease Trust 2000-1 (the "Lease Trust"), a trust created pursuant to a trust agreement dated as of [ ], 2000 between RCL Trust 2000- 1, as Depositor and The Bank of New York (Delaware), acting thereunder not in its individual capacity but solely as trustee of the Lease Trust (the "Lease Trustee"), for value received, hereby promises to pay CEDE & CO., or registered assigns, upon presentation and surrender of this Senior Note the principal sum of [ ] (U.S. $[ ]) on the earlier of the [ ] Payment Date (the "Stated Maturity") and the Redemption

Date, if any, pursuant to Section 10.1 of the Indenture. The Lease Trust will pay interest on this Senior Note at the rate per annum shown above (the "Senior
Note Interest Rate") on each Payment Date until the principal of this Senior
Note is paid or made available for payment, on the principal amount of this Senior Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Senior Note will accrue from and including the [15th day] of the calendar month preceding the calendar month in which the Payment Date occurs to but excluding the [15th] day of the calendar month in which the Payment Date occurs or, if no interest has yet been paid, from and including [ ], 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The principal of and interest on this Senior Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Senior Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Lease Trust with respect to this Senior Note shall be applied first to interest due and payable on this Senior Note as provided above and then to the unpaid principal of this Senior Note.

                  Reference is made to the further provisions of this Senior Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Senior Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Lease Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

Date: [  ], 2000

                              FORD CREDIT AUTO LEASE TRUST 2000-1,

                              By:  THE BANK OF NEW YORK (DELAWARE),
                              not in its individual capacity but solely as Lease Trustee under the Lease Trust Agreement


                              By:
                                 -----------------------------------------------
                                      Name:
                                      Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class A-3 Senior Notes designated above and referred to in the within-mentioned Indenture.

Date:  [  ], 2000

                                 THE CHASE MANHATTAN BANK, not in its
                                 individual capacity but solely as Indenture
                                 Trustee


                                 By:
                                    --------------------------------------------
                                                Authorized Officer

                             REVERSE OF SENIOR NOTE


                  This Senior Note is one of a duly authorized issue of Senior Notes of the Lease Trust, designated as its "[ ]% Class A-3 Asset Backed Senior Notes" (herein called the "Class A-3 Senior Notes") issued under an Indenture, dated as of [ ], 2000 (as supplemented or amended, the "Indenture"), between the Lease Trust and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Lease Trust, the Indenture Trustee and the Senior Noteholders. Also issued under the Indenture are the [ ]% Class A-1 Asset Backed Senior Notes (the "Class A-1 Senior Notes"), [ ]% Class A-2 Asset Backed Senior Notes (the "Class A-2 Senior Notes"), [ ]% Class A-4 Asset Backed Senior Notes (the "Class A-4 Senior Notes"), and [ ]% Class A-5 Asset Backed Senior Notes (the "Class A-5 Senior Notes" and, together with the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes and the Class A-4 Senior Notes, the "Senior Notes"). The Senior Notes are subject to all terms of the Indenture. All terms used in this Senior Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  All of the Senior Notes are and will be equally and ratably secured by the Collateral as provided in the Indenture.

                  Under the Indenture, interest will be payable on the 15th day of each calendar month or, if any such 15th day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing [ ], 2000, to the Person in whose name this Senior Note is registered on the last day of the calendar month preceding such Payment Date (the "Record Date"). On each Payment Date, there shall be distributed to such Senior Noteholder the interest accrued at the Senior Note Interest Rate during the preceding Interest Accrual Period on the Outstanding Amount of this Senior Note on the preceding Payment Date (after giving effect to all payments of principal made on such Payment Date) or with respect to the first Payment Date, on the Outstanding Amount of this Senior Note on [ ], 2000. No principal will be paid on this Senior Note on any Payment Date occurring during the Revolving Period. On each Payment Date during the Amortization Period, there shall be distributed to the Senior Noteholders the principal, if any, available to be paid on such Payment Date in accordance with the terms of the Indenture; provided, that no principal shall be paid on the Class A-3 Senior Notes until the Class A-1 Senior Notes and the Class A-2 Senior Notes have been paid in full; provided, further, that no principal shall be paid on the Class A-4 Senior Notes and the Class A-5 Senior Notes until the Class A-3 Senior Notes have been paid in full. The Amortization Period will commence on
[    ], 2001 unless an Early Amortization Event occurs prior to such date.
If an Early

Amortization Event occurs, the Amortization Period will commence and principal on this Senior Note will be payable commencing on the Payment Date occurring in the Collection Period following the Collection Period in which the Early Amortization Event occurred.

                  As described above, the entire unpaid principal amount of this Senior Note shall be due and payable on the earlier of the Stated Maturity and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Senior Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or Senior Noteholders of Senior Notes evidencing not less than a majority of the Outstanding Amount of the Senior Notes have declared the Senior Notes to be immediately due and payable in the manner provided in Section 5.3 of the Indenture. On and after such date, all principal payments on the Senior Notes shall be made to the Senior Noteholders of the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes ratably and without preference or priority of any kind until the Outstanding Amount of the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes each has been reduced to zero.

                  Payments of interest on this Senior Note due and payable on each Payment Date, together with the payments of principal, if any, to the extent not in full payment of this Senior Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Senior Note (or one or more Predecessor Senior Notes) on the Senior Note Register as of the close of business on each Record Date, except that with respect to Senior Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Senior Note Register as of the applicable Record Date without requiring that this Senior Note be submitted for notation of payment. Any reduction in the principal amount of this Senior Note (or any one or more Predecessor Senior Notes) effected by any payments made on any Payment Date shall be binding upon all future Senior Noteholders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Senior Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Lease Trust, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Senior Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture

Trustee's agent appointed for such purposes located in The City of New York.

                  The Lease Trust shall pay interest on overdue installments of interest at the Senior Note Interest Rate to the extent lawful.

                  As provided in the Indenture, the Senior Notes shall be redeemed in whole, but not in part, on any Payment Date on or after the date on which the Pool Balance is less than ten percent of the initial Pool Balance and on which the Administrative Agent exercises its option to purchase the Series 2000-1 Certificates. The Senior Notes to be redeemed shall, following notice of redemption as required by Section 10.2 of the Indenture, become due and payable on the Redemption Date at the Redemption Price and (unless the Lease Trust shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period from and including the Redemption Date.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Senior Note may be registered on the Senior Note Register upon surrender of this Senior Note for registration of transfer at the office or agency designated by the Lease Trustee pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Senior Noteholder of this Senior Note or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Senior Note Registrar which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Senior Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Senior Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Senior Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  The obligation represented by this Senior Note is limited to the Series 2000-1 Specified Assets and the Series 2000-1 Specified Interest. The Senior Noteholder by accepting this Senior Note acknowledges and agrees that, if an Insolvency Event occurs with respect to any Titling Company, any claim that such Senior Noteholder may seek to enforce against such Titling Company or the Specified Assets allocated to any

Specified Interest of such Titling Company other than the Specified Interest represented by a Series 2000-1 Certificate shall be subordinated to the payment in full, including post-petition interest, of the claims of the holders of any Securities related to the Specified Assets allocated to such other Specified Interests of such Titling Company.

                  Each Senior Noteholder or Senior Note Owner, by acceptance of a Senior Note or, in the case of a Senior Note Owner, a beneficial interest in a Senior Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Lease Trust, the Lease Trustee or the Indenture Trustee on the Senior Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Lease Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Lease Trust or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Lease Trustee in their individual capacities, any holder of a beneficial interest in the Lease Trust, the Lease Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Lease Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  The Senior Notes represent obligations of the Lease Trust only and do not represent interests in, recourse to or obligations of RCL Trust 2000-1, Ford Credit or any of their respective affiliates.

                  Each Senior Noteholder or Senior Note Owner, by acceptance of a Senior Note or, in the case of a Senior Note Owner, a beneficial interest in a Senior Note, covenants and agrees that by accepting the benefits of the Indenture that such Senior Noteholder will not at any time institute against the Lease Trust, any Titling Company or RCL Trust 2000-1, or join in any institution against the Lease Trust, any Titling Company or RCL Trust 2000-1 of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Senior Notes, the Indenture or the other Basic Documents.

                  Prior to the due presentment for registration of transfer of this Senior Note, the Lease Trustee, the Indenture Trustee and any agent of the Lease Trustee or the Indenture Trustee may treat the Person in whose name this Senior Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Lease Trustee, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Lease Trust and the rights of the Senior Noteholders under the Indenture at any time by the Lease Trust with the consent of Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes. The Indenture also contains provisions permitting Senior Noteholders holding specified percentages of the Outstanding Amount of the Senior Notes, on behalf of all Senior Noteholders, to waive compliance by the Lease Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Senior Noteholder of this Senior Note (or any one of more Predecessor Senior Notes) shall be conclusive and binding upon such Senior Noteholder and upon all future Senior Noteholders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Senior Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Senior Noteholders.

                  The term "Lease Trust" as used in this Senior Note includes any successor to the Lease Trust under the Indenture.

                  The Senior Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  THIS SENIOR NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Lease Trust, which is absolute and unconditional, to pay the principal of and interest on this Senior Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither The Bank of New York (Delaware) in its individual capacity, any owner of a beneficial interest in the Lease Trust, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Senior Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Lease Trustee for the sole purpose of binding the interests of the Lease Trustee in the assets of the Lease Trust. The Senior Noteholder of this Senior Note by the acceptance hereof agrees that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Senior Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Lease Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Senior Note.

                                   ASSIGNMENT


    Social Security or taxpayer I.D. or other identifying number of assignee


    ----------------------------------------------------------------------------


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
               -----------------------------------------------------------------

    ----------------------------------------------------------------------------

                         (name and address of assignee)

the within Senior Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________, attorney, to transfer said Senior Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                       ***
      ----------------------                         ------------------------
                                                     Signature Guaranteed:


                                     -------------------------------------------







-------------------------------------

***** Note: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Senior
         Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-4

                        [Form of Class A-4 Senior Notes]


REGISTERED


No. R-1


                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                               CUSIP NO. [     ]

                  Unless this Senior Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Lease Trustee or its agent for registration of transfer, exchange or payment, and any Senior Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  AS SET FORTH HEREIN, THE OUTSTANDING AMOUNT OF THIS SENIOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                       FORD CREDIT AUTO LEASE TRUST 2000-1


                  [ ]% CLASS A-4 ASSET BACKED SENIOR NOTE


                  Ford Credit Auto Lease Trust 2000-1 (the "Lease Trust"), a trust created pursuant to a trust agreement dated as of [ ], 2000 between RCL Trust 2000-1, as Depositor and The Bank of New York (Delaware), acting thereunder not in its individual capacity but solely as trustee of the Lease Trust (the "Lease Trustee"), for value received, hereby promises to pay CEDE & CO., or registered assigns, upon presentation and surrender of this Senior Note the principal sum of [ ] (U.S. $[ ]) on the earlier of the [ ] Payment Date (the "Stated Maturity") and the Redemption

Date, if any, pursuant to Section 10.1 of the Indenture. The Lease Trust will pay interest on this Senior Note at the rate per annum shown above (the "Senior
Note Interest Rate") on each Payment Date until the principal of this Senior
Note is paid or made available for payment, on the principal amount of this Senior Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Senior Note will accrue from and including the [15th day] of the calendar month preceding the calendar month in which the Payment Date occurs to but excluding the [15th] day of the calendar month in which the Payment Date occurs or, if no interest has yet been paid, from and including [ ], 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The principal of and interest on this Senior Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Senior Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Lease Trust with respect to this Senior Note shall be applied first to interest due and payable on this Senior Note as provided above and then to the unpaid principal of this Senior Note.

                  Reference is made to the further provisions of this Senior Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Senior Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Lease Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

Date: [  ], 2000

                              FORD CREDIT AUTO LEASE TRUST 2000-1,

                              By:  THE BANK OF NEW YORK (DELAWARE),
                              not in its individual capacity but solely as
                              Lease Trustee under the Lease Trust Agreement


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class A-4 Senior Notes designated above and referred to in the within-mentioned Indenture.

Date:  [  ], 2000

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as
                                  Indenture Trustee


                                  By:
                                     --------------------------------
                                      Authorized Officer

                             REVERSE OF SENIOR NOTE


                  This Senior Note is one of a duly authorized issue of Senior Notes of the Lease Trust, designated as its "[ ]% Class A-4 Asset Backed Senior Notes" (herein called the "Class A-4 Senior Notes") issued under an Indenture,
dated as of [         ], 2000 (as supplemented or amended, the "Indenture"),
between the Lease Trust and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Lease Trust, the Indenture Trustee and the Senior Noteholders. Also issued under the Indenture are the [ ]% Class A-1 Asset Backed Senior Notes (the "Class A-1 Senior Notes"), [ ]% Class A-2 Asset Backed Senior Notes (the "Class A-2 Senior Notes"), [ ]% Class A-3 Asset Backed Senior Notes (the "Class A-3 Senior Notes"), and [ ]% Class A-5 Asset Backed Senior Notes (the "Class A-5 Senior Notes" and, together with the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes and the Class A-4 Senior Notes, the "Senior Notes"). The Senior Notes are subject to all terms of the Indenture. All terms used in this Senior Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  All of the Senior Notes are and will be equally and ratably secured by the Collateral as provided in the Indenture.

                  Under the Indenture, interest will be payable on the 15th day of each calendar month or, if any such 15th day is not a Business Day, the next
Business Day (each, a "Payment Date"), commencing [         ], 2000, to the
Person in whose name this Senior Note is registered on the last day of the calendar month preceding such Payment Date (the "Record Date"). On each Payment Date, there shall be distributed to such Senior Noteholder the interest accrued at the Senior Note Interest Rate during the preceding Interest Accrual Period on the Outstanding Amount of this Senior Note on the preceding Payment Date (after giving effect to all payments of principal made on such Payment Date) or with respect to the first Payment Date, on the Outstanding Amount of this Senior Note on [ ], 2000. No principal will be paid on this Senior Note on any Payment Date occurring during the Revolving Period. On each Payment Date during the Amortization Period, there shall be distributed to the Senior Noteholders the principal, if any, available to be paid on such Payment Date in accordance with the terms of the Indenture; provided, that no principal shall be paid on the Class A-4 Senior Notes until the Class A-1 Senior Notes, the Class A-2 Senior Notes and the Class A-3 Senior Notes have been paid in full; provided, further that no principal shall be paid on the Class A-5 Senior Notes until the Class A-4 Senior Notes have been paid in full. The Amortization Period will commence
on [          ], 2001 unless an Early Amortization Event occurs prior to such date. If an Early

Amortization Event occurs, the Amortization Period will commence and principal on this Senior Note will be payable commencing on the Payment Date occurring in the Collection Period following the Collection Period in which the Early Amortization Event occurred.

                  As described above, the entire unpaid principal amount of this Senior Note shall be due and payable on the earlier of the Stated Maturity and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Senior Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or Senior Noteholders of Senior Notes evidencing not less than a majority of the Outstanding Amount of the Senior Notes have declared the Senior Notes to be immediately due and payable in the manner provided in Section 5.3 of the Indenture. On and after such date, all principal payments on the Senior Notes shall be made to the Senior Noteholders of the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes ratably and without preference or priority of any kind until the Outstanding Amount of the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes each has been reduced to zero.

                  Payments of interest on this Senior Note due and payable on each Payment Date, together with the payments of principal, if any, to the extent not in full payment of this Senior Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Senior Note (or one or more Predecessor Senior Notes) on the Senior Note Register as of the close of business on each Record Date, except that with respect to Senior Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Senior Note Register as of the applicable Record Date without requiring that this Senior Note be submitted for notation of payment. Any reduction in the principal amount of this Senior Note (or any one or more Predecessor Senior Notes) effected by any payments made on any Payment Date shall be binding upon all future Senior Noteholders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Senior Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Lease Trust, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Senior Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Lease Trust shall pay interest on overdue installments of interest at the Senior Note Interest Rate to the extent lawful.

                  As provided in the Indenture, the Senior Notes shall be redeemed in whole, but not in part, on any Payment Date on or after the date on which the Pool Balance is less than ten percent of the initial Pool Balance and on which the Administrative Agent exercises its option to purchase the Series 2000-1 Certificates. The Senior Notes to be redeemed shall, following notice of redemption as required by Section 10.2 of the Indenture, become due and payable on the Redemption Date at the Redemption Price and (unless the Lease Trust shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period from and including the Redemption Date.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Senior Note may be registered on the Senior Note Register upon surrender of this Senior Note for registration of transfer at the office or agency designated by the Lease Trustee pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Senior Noteholder of this Senior Note or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Senior Note Registrar which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Senior Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Senior Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Senior Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  The obligation represented by this Senior Note is limited to the Series 2000-1 Specified Assets and the Series 2000-1 Specified Interest. The Senior Noteholder by accepting this Senior Note acknowledges and agrees that, if an Insolvency Event occurs with respect to any Titling Company, any claim that such Senior Noteholder may seek to enforce against such Titling Company or the Specified Assets allocated to any Specified Interest of such Titling Company other than the

Specified Interest represented by a Series 2000-1 Certificate shall be subordinated to the payment in full, including post-petition interest, of the claims of the holders of any Securities related to the Specified Assets allocated to such other Specified Interests of such Titling Company.

                  Each Senior Noteholder or Senior Note Owner, by acceptance of a Senior Note or, in the case of a Senior Note Owner, a beneficial interest in a Senior Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Lease Trust, the Lease Trustee or the Indenture Trustee on the Senior Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Lease Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Lease Trust or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Lease Trustee in their individual capacities, any holder of a beneficial interest in the Lease Trust, the Lease Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Lease Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  The Senior Notes represent obligations of the Lease Trust only and do not represent interests in, recourse to or obligations of RCL Trust 2000-1, Ford Credit or any of their respective affiliates.

                  Each Senior Noteholder or Senior Note Owner, by acceptance of a Senior Note or, in the case of a Senior Note Owner, a beneficial interest in a Senior Note, covenants and agrees that by accepting the benefits of the Indenture that such Senior Noteholder will not at any time institute against the Lease Trust, any Titling Company or RCL Trust 2000-1, or join in any institution against the Lease Trust, any Titling Company or RCL Trust 2000-1 of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Senior Notes, the Indenture or the other Basic Documents.

                  Prior to the due presentment for registration of transfer of this Senior Note, the Lease Trustee, the Indenture Trustee and any agent of the Lease Trustee or the Indenture Trustee may treat the Person in whose name this Senior Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Lease Trustee, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Lease Trust and the rights of the Senior Noteholders under the Indenture at any time by the Lease Trust with the consent of Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes. The Indenture also contains provisions permitting Senior Noteholders holding specified percentages of the Outstanding Amount of the Senior Notes, on behalf of all Senior Noteholders, to waive compliance by the Lease Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Senior Noteholder of this Senior Note (or any one of more Predecessor Senior Notes) shall be conclusive and binding upon such Senior Noteholder and upon all future Senior Noteholders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Senior Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Senior Noteholders.

                  The term "Lease Trust" as used in this Senior Note includes any successor to the Lease Trust under the Indenture.

                  The Senior Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  THIS SENIOR NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Lease Trust, which is absolute and unconditional, to pay the principal of and interest on this Senior Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither The Bank of New York (Delaware) in its individual capacity, any owner of a beneficial interest in the Lease Trust, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Senior Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Lease Trustee for the sole purpose of binding the interests of the Lease Trustee in the assets of the Lease Trust. The Senior Noteholder of this Senior Note by the acceptance hereof agrees that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Senior Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Lease Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Senior Note.

                                   ASSIGNMENT


                  Social Security or taxpayer I.D. or other identifying number of assignee


--------------------------------------------------------------------------------


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
               -----------------------------------------------------------------

--------------------------------------------------------------------------------

                         (name and address of assignee)

the within Senior Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________, attorney, to transfer said Senior Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:
                                                                          ******
      --------------------------                     ---------------------
                                                     Signature Guaranteed:




                                                     ---------------------



---------------------------------------------

****** Note: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Senior
         Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-5

                        [Form of Class A-5 Senior Notes]


REGISTERED


No. R-1


                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                               CUSIP NO. [     ]

                  Unless this Senior Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Lease Trustee or its agent for registration of transfer, exchange or payment, and any Senior Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL OF THIS SENIOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                       FORD CREDIT AUTO LEASE TRUST 2000-1


                  [ ]% CLASS A-5 ASSET BACKED SENIOR NOTE


                  Ford Credit Auto Lease Trust 2000-1 (the "Lease Trust"), a trust created pursuant to a trust agreement dated as of [ ], 2000 between RCL Trust 2000-1, as Depositor and The Bank of New York (Delaware), acting thereunder not in its individual capacity but solely as trustee of the Lease Trust (the "Lease Trustee"), for value received, hereby promises to pay CEDE & CO., or registered assigns, upon presentation and surrender of this Senior Note the principal sum of [ ] (U.S. $[ ]) on the earlier of the [ ] Payment Date (the "Stated Maturity") and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. The Lease Trust will pay interest on this Senior Note at the rate per annum shown above (the "Senior Note Interest Rate") on each Payment Date until the principal of this Senior Note is paid or made available for payment, on the principal amount of this Senior Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Senior Note will accrue from and including the [15th day] of the calendar month preceding the calendar month in which the Payment Date occurs to but excluding the [15th] day of the calendar month in which the Payment Date occurs or, if no interest has yet been paid, from and including [ ], 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The principal of and interest on this Senior Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Senior Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Lease Trust with respect to this Senior Note shall be applied first to interest due and payable on this Senior Note as provided above and then to the unpaid principal of this Senior Note.

                  Reference is made to the further provisions of this Senior Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Senior Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Lease Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

Date: [  ], 2000

                              FORD CREDIT AUTO LEASE TRUST 2000-1,

                              By:  THE BANK OF NEW YORK (DELAWARE),
                              not in its individual capacity but solely as Lease Trustee under the Lease Trust Agreement


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:




                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class A-5 Senior Notes designated above and referred to in the within-mentioned Indenture.

Date:  [  ], 2000

                                 THE CHASE MANHATTAN BANK, not in its
                                 individual capacity but solely as Indenture
                                 Trustee


                                 By:
                                    -----------------------------------------
                                    Authorized Officer

                             REVERSE OF SENIOR NOTE


                  This Senior Note is one of a duly authorized issue of Senior Notes of the Lease Trust, designated as its "[ ]% Class A-5 Asset Backed Senior Notes" (herein called the "Class A-5 Senior Notes") issued under an Indenture, dated as of [ ], 2000 (as supplemented or amended, the "Indenture"), between the Lease Trust and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Lease Trust, the Indenture Trustee and the Senior Noteholders. Also issued under the Indenture are the [ ]% Class A-1 Asset Backed Senior Notes (the "Class A-1 Senior Notes"), [ ]% Class A-2 Asset Backed Senior Notes (the "Class A-2 Senior Notes"), [ ]% Class A-3 Asset Backed Senior Notes (the "Class A-3 Senior Notes"), and [ ]% Class A-4 Asset Backed Senior Notes (the "Class A-4 Senior Notes" and, together with the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes and the Class A-5 Senior Notes, the "Senior Notes"). The Senior Notes are subject to all terms of the Indenture. All terms used in this Senior Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  All of the Senior Notes are and will be equally and ratably secured by the Collateral as provided in the Indenture.

                  Under the Indenture, interest will be payable on the 15th day of each calendar month or, if any such 15th day is not a Business Day, the next
Business Day (each, a "Payment Date"), commencing [          ], 2000 to the
Person in whose name this Senior Note is registered on the last day of the calendar month preceding such Payment Date (the "Record Date"). On each Payment Date, there shall be distributed to such Senior Noteholder the interest accrued at the Senior Note Interest Rate during the preceding Interest Accrual Period on the Outstanding Amount of this Senior Note on the preceding Payment Date (after giving effect to all payments of principal made on such Payment Date) or with respect to the first Payment Date, on the Outstanding Amount of this Senior Note on [ ], 2000. No principal will be paid on this Senior Note on any Payment Date occurring during the Revolving Period. On each Payment Date during the Amortization Period, there shall be distributed to the Senior Noteholders the principal, if any, available to be paid on such Payment Date in accordance with the terms of the Indenture; provided, however that no principal shall be paid on the Class A-5 Senior Notes until the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes have been paid in full. The Amortization Period will commence on [ ], 2001 unless an Early Amortization Event occurs prior to such date. If an Early Amortization Event occurs, the Amortization Period will commence and principal on this Senior Note will be payable commencing on the Payment Date occurring in the Collection Period following the Collection Period in which the Early Amortization Event occurred.

                  As described above, the entire unpaid principal amount of this Senior Note shall be due and payable on the earlier of the Stated Maturity and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Senior Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or Senior Noteholders of Senior Notes evidencing not less than a majority of the Outstanding Amount of the Senior Notes have declared the Senior Notes to be immediately due and payable in the manner provided in Section 5.3 of the Indenture. On and after such date, all principal payments on the Senior Notes shall be made to the Senior Noteholders of the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A- 4 Senior Notes and the Class A-5 Senior Notes ratably and without preference or priority of any kind until the Outstanding Amount of the Class A-1 Senior Notes, the Class A-2 Senior Notes, the Class A-3 Senior Notes, the Class A-4 Senior Notes and the Class A-5 Senior Notes each has been reduced to zero.

                  Payments of interest on this Senior Note due and payable on each Payment Date, together with the payments of principal, if any, to the extent not in full payment of this Senior Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Senior Note (or one or more Predecessor Senior Notes) on the Senior Note Register as of the close of business on each Record Date, except that with respect to Senior Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Senior Note Register as of the applicable Record Date without requiring that this Senior Note be submitted for notation of payment. Any reduction in the principal amount of this Senior Note (or any one or more Predecessor Senior Notes) effected by any payments made on any Payment Date shall be binding upon all future Senior Noteholders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Senior Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Lease Trust, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Senior Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Lease Trust shall pay interest on overdue installments of interest at the Senior Note Interest Rate to the extent lawful.

                  As provided in the Indenture, the Senior Notes shall be redeemed in whole, but not in part, on any Payment Date on or after the date on which the Pool Balance is less than ten percent of the initial Pool Balance and on which the Administrative Agent exercises its option to purchase the Series 2000-1 Certificates. The Senior Notes to be redeemed shall, following notice of redemption as required by Section 10.2 of the Indenture, become due and payable on the Redemption Date at the Redemption Price and (unless the Lease Trust shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period from and including the Redemption Date.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Senior Note may be registered on the Senior Note Register upon surrender of this Senior Note for registration of transfer at the office or agency designated by the Lease Trustee pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Senior Noteholder of this Senior Note or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Senior Note Registrar which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Senior Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Senior Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Senior Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  The obligation represented by this Senior Note is limited to the Series 2000-1 Specified Assets and the Series 2000-1 Specified Interest. The Senior Noteholder by accepting this Senior Note acknowledges and agrees that, if an Insolvency Event occurs with respect to any Titling Company, any claim that such Senior Noteholder may seek to enforce against such Titling Company or the Specified Assets allocated to any Specified Interest of such Titling Company other than the Specified Interest represented by a Series 2000-1 Certificate shall be subordinated to the payment in full, including post-petition interest, of the claims of the holders of any Securities related to the Specified Assets allocated to such other Specified Interests of such Titling Company.

                  Each Senior Noteholder or Senior Note Owner, by acceptance of a Senior Note or, in the case of a Senior Note Owner, a beneficial interest in a Senior Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Lease Trust, the Lease Trustee or the Indenture Trustee on the Senior Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Lease Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Lease Trust or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Lease Trustee in their individual capacities, any holder of a beneficial interest in the Lease Trust, the Lease Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Lease Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  The Senior Notes represent obligations of the Lease Trust only and do not represent interests in, recourse to or obligations of RCL Trust 2000-1, Ford Credit or any of their respective affiliates.

                  Each Senior Noteholder or Senior Note Owner, by acceptance of a Senior Note or, in the case of a Senior Note Owner, a beneficial interest in a Senior Note, covenants and agrees that by accepting the benefits of the Indenture that such Senior Noteholder will not at any time institute against the Lease Trust, any Titling Company or RCL Trust 2000-1, or join in any institution against the Lease Trust, any Titling Company or RCL Trust 2000-1 of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Senior Notes, the Indenture or the other Basic Documents.

                  Prior to the due presentment for registration of transfer of this Senior Note, the Lease Trustee, the Indenture Trustee and any agent of the Lease Trustee or the Indenture Trustee may treat the Person in whose name this Senior Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Lease Trustee, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Lease Trust and the rights of the Senior Noteholders under the Indenture at any time by the Lease Trust with the consent of Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes. The Indenture also contains provisions permitting Senior Noteholders holding specified percentages of the Outstanding Amount of the Senior Notes, on behalf of all Senior Noteholders, to waive compliance by the Lease Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Senior Noteholder of this Senior Note (or any one of more Predecessor Senior Notes) shall be conclusive and binding upon such Senior Noteholder and upon all future Senior Noteholders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Senior Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Senior Noteholders.

                  The term "Lease Trust" as used in this Senior Note includes any successor to the Lease Trust under the Indenture.

                  The Senior Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  THIS SENIOR NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Lease Trust, which is absolute and unconditional, to pay the principal of and interest on this Senior Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither The Bank of New York (Delaware) in its individual capacity, any owner of a beneficial interest in the Lease Trust, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Senior Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Lease Trustee for the sole purpose of binding the interests of the Lease Trustee in the assets of the Lease Trust. The Senior Noteholder of this Senior Note by the acceptance hereof agrees that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Senior Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Lease Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Senior Note.

                                   ASSIGNMENT


                  Social Security or taxpayer I.D. or other identifying number of assignee


--------------------------------------------------------------------------------


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
               -----------------------------------------------------------------

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Senior Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________, attorney, to transfer said Senior Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                     *****
      ------------------------------               ------------------------
                                                   Signature Guaranteed:



    `                                              -----------------------------



------------------------------------

******* Note: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Senior
         Note in every particular, without alteration, enlargement or any change whatsoever.